                         MANUFACTURERS INVESTMENT TRUST
                 73 Tremont Street, Boston, Massachusetts 02108


Manufacturers Investment Trust (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which is sold without a sales charge. Shares of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts and, in the case of Series III shares, to certain qualified plans and other permitted entities. The Trust provides a range of investment objectives through 80 separate investment portfolios, 19 of which are described in this prospectus. The names of those portfolios are as follows:



MID CAP STOCK TRUST


GLOBAL TRUST

(formerly Global Equity Trust)

U.S. GLOBAL LEADERS GROWTH TRUST


CLASSIC VALUE TRUST


REAL ESTATE SECURITIES TRUST

SMALL CAP OPPORTUNITIES TRUST

MONEY MARKET TRUST

SMALL CAP INDEX TRUST
INTERNATIONAL INDEX TRUST
MID CAP INDEX TRUST
TOTAL STOCK MARKET INDEX TRUST
500 INDEX TRUST

SMALL-MID CAP TRUST

INTERNATIONAL EQUITY SELECT TRUST
HIGH GRADE BOND TRUST

SMALL-MID CAP GROWTH TRUST

SELECT GROWTH TRUST
GLOBAL EQUITY SELECT TRUST
CORE VALUE TRUST


NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE ADVISER OR ANY SUBADVISERS TO THE TRUST OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE TRUST IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.


                   The date of this Prospectus is May 1, 2004

                         MANUFACTURERS INVESTMENT TRUST

                               TABLE OF CONTENTS


PORTFOLIO DESCRIPTIONS:
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,
PERFORMANCE, EXPENSES AND FINANCIAL HIGHLIGHTS..............    1
       Mid Cap Stock Trust..................................    6
       Global Trust (formerly, Global Equity Trust).........    7
       U.S. Global Leaders Growth Trust.....................    8
       Classic Value Trust..................................    9
       Real Estate Securities Trust.........................   10
       Small Cap Opportunities Trust........................   13
       Money Market Trust...................................   13
       The Index Trusts.....................................   15
       Small-Mid Cap Trust..................................   20
       International Equity Select Trust....................   21
       High Grade Bond Trust................................   23
       Small-Mid Cap Growth Trust...........................   24
       Select Growth Trust..................................   26
       Global Equity Select Trust...........................   27
       Core Value Trust.....................................   29
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS....   31
     Risks of Investing in Certain Types of Securities......   31
     Additional Investment Policies.........................   36
     Hedging and Other Strategic Transactions...............   38
MANAGEMENT OF THE TRUST.....................................   39
     Advisory Arrangements..................................   39
     Subadvisory Arrangements...............................   45
MULTIPLE CLASS PRICING; RULE 12B-1 PLANS....................   45
GENERAL INFORMATION.........................................   46
     Taxes..................................................   46
     Dividends..............................................   47
     Purchase and Redemption of Shares......................   47
     Disruptive Short Term Trading..........................   48
     Purchasers of Shares of the Trust......................   48
FINANCIAL HIGHLIGHTS........................................   49
     Additional Information.................................   61

                            PORTFOLIO DESCRIPTIONS:

                  INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,

                      PERFORMANCE AND FINANCIAL HIGHLIGHTS


     The Trust is a series trust which currently has 80 separate investment portfolios, 19 of which are described in this prospectus. The investment objectives, principal investment strategies and principal risks of the portfolios are set forth in the portfolio descriptions below, together with performance information and financial highlights for each portfolio. Manufacturers Securities Services, LLC is the investment adviser to the Trust, and each portfolio has its own subadviser.


INVESTMENT OBJECTIVES AND STRATEGIES

     Each portfolio has a stated investment objective which it pursues through separate investment strategies or policies and which may only be changed with the approval of the shareholders of the portfolio. There can be no assurance that the portfolio will achieve its investment objective. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. Additional information about the portfolios' investment policies is set forth under "Additional Investment Policies."

     Temporary Defensive Investing. Except as otherwise stated below in the description of a particular portfolio, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each portfolio may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of portfolios investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular portfolio, each portfolio is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

     More complete descriptions of the money market instruments and certain other instruments in which certain portfolios of the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's or Standard & Poor's is included in Appendix I in the Statement of Additional Information.

RISKS OF INVESTING IN EACH PORTFOLIO

     Certain risks of investing in each portfolio are set forth in the portfolio descriptions. If these risks materialize, an investor could lose money in the portfolio. The risks of investing in the following types of securities, as well as the definition of a non-diversified portfolio and the risks associated with such a portfolio, are more fully described below under "Risks of Investing in Certain Types of Securities."

     --   Non-Diversified Portfolios                    --   Investment Company Securities
     --   Equity Securities                             --   Exchange Traded Funds (ETFs)
     --   Fixed Income Securities                       --   Stripped Securities
     --   Investment Grade Fixed Income Securities      --   Mortgage-Backed and Asset-Backed Securities
          in the Lowest Rating Category                 --   Securities Linked to the Real Estate Market
     --   Lower Rated Fixed Income Securities           --   Industry or Sector Investing
     --   Small and Medium Size Companies               --   IPOs ("Initial Public Offerings")
     --   Foreign Securities

     An investment in any of the portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Portfolio Turnover. Unless otherwise noted in the description a portfolio, each portfolio anticipates that its annual portfolio turnover rate will exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. The portfolio turnover rate of each of the Trust's portfolios may vary from year to year, as well as within a year. Portfolio turnover rates are set forth in the Financial Highlights included in each portfolio description. See also "Portfolio Turnover" in the Statement of Additional Information.

PERFORMANCE INFORMATION FOR EACH PORTFOLIO

     Each portfolio description contains a bar chart and a performance table which provide some indication of the risks of investing in each portfolio of the Trust.

     Bar Chart. The bar chart shows changes in the performance of Series I shares (formerly referred to as Class A shares) of each portfolio from year to year over a ten-year period. The performance of Series II shares (formerly referred to as Class B shares) and Series III shares (also referred to as "Class R shares") of each portfolio would be lower due to the higher Rule 12b-1 fees. Portfolios with less than ten years of performance history show performance from the inception date of the portfolio.

     Performance Table. The table compares each portfolio's one, five and ten year average annual returns as of December 31, 2003 for each series of shares to those of a broad measure, and in some cases to an index, of market performance. If the period since inception of the portfolio is less than one year, the performance shown will be the actual total return rather than an annualized total return.

     Performance information in the Bar Chart and the Performance Table reflects all fees charged to each portfolio such as advisory fees and all portfolio expenses. None of the portfolios charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

FEES AND EXPENSES FOR EACH PORTFOLIO

     The table below describes the fees and expenses for each class of shares of each portfolio of the Trust offered through this Prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. In the case of variable insurance contracts, such fees and expenses are listed in the prospectus for the variable insurance contract.

TRUST ANNUAL EXPENSES

(as a percentage of Trust average net assets for the fiscal year ended December 31, 2003)


--------------------------------------------------------------------------------------------------------------------------------
                                MANAGEMENT
TRUST PORTFOLIO                    FEES             12B-1 FEES             OTHER EXPENSES         TOTAL TRUST ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
                                             SERIES   SERIES   SERIES   SERIES I &   SERIES     SERIES      SERIES      SERIES
                                               I        II      III     SERIES II    III(D+)       I          II        III(+)
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock                      0.77%     0.15%    0.35%    0.50%       0.07%       0.07%     0.99%       1.19%        1.34%
--------------------------------------------------------------------------------------------------------------------------------
Global                             0.75%(C)  0.15%    0.35%    0.50%       0.15%       0.15%     1.05%       1.25%        1.40%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth         0.61%     0.15%    0.35%      N/A       0.14%(A)      N/A     0.90%       1.10%          N/A
--------------------------------------------------------------------------------------------------------------------------------
Classic Value                      0.78%     0.15%    0.35%      N/A       0.10%(A)      N/A     1.03%       1.23%          N/A
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities             0.60%     0.15%    0.35%    0.50%       0.05%       0.06%     0.80%       1.00%        1.16%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities            0.90%     0.15%    0.35%    0.50%       0.18%       0.18%     1.23%       1.43%        1.58%
--------------------------------------------------------------------------------------------------------------------------------
Money Market                       0.35%     0.15%    0.35%    0.50%       0.05%       0.50%     0.55%       0.75%        1.35%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Index                    0.38%     0.15%    0.35%    0.50%       0.05%       0.05%     0.58%       0.78%        0.93%
--------------------------------------------------------------------------------------------------------------------------------
International Index                0.40%     0.15%    0.35%    0.50%       0.07%       0.07%     0.62%(B)    0.82%(B)     0.97%
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                      0.38%     0.15%    0.35%    0.50%       0.05%       0.05%     0.58%       0.78%        0.93%
--------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index           0.38%     0.15%    0.35%    0.50%       0.05%       0.05%     0.58%       0.78%        0.93%
--------------------------------------------------------------------------------------------------------------------------------
500 Index                          0.38%     0.15%    0.35%    0.50%       0.04%       0.04%     0.57%       0.77%        0.92%
--------------------------------------------------------------------------------------------------------------------------------
Small-Mid Cap                      0.95%     0.15%    0.35%    0.50%       0.09%(E)    0.09%(E)   1.19%      1.39%        1.54%
--------------------------------------------------------------------------------------------------------------------------------
International Equity Select        0.90%     0.15%    0.35%    0.50%       0.21%(E)    0.21%(E)   1.26%      1.46%        1.61%
--------------------------------------------------------------------------------------------------------------------------------
High Grade Bond                    0.56%     0.15%    0.35%    0.50%       0.09%(E)    0.09%(E)   0.80%      1.00%        1.15%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                   MANAGEMENT                       OTHER        TOTAL TRUST
TRUST PORTFOLIO                                       FEES        12B-1 FEES       EXPENSES    ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------------
                                                                SERIES   SERIES     SERIES     SERIES   SERIES
                                                                  I        II         I          I        II
--------------------------------------------------------------------------------------------------------------
Small Mid-Cap Growth                                 0.80%      0.15%     N/A       1.27%(E)   2.22%      N/A
--------------------------------------------------------------------------------------------------------------
Select Growth                                        0.80%      0.15%     N/A       1.00%(E)   1.95%      N/A
--------------------------------------------------------------------------------------------------------------
Global Equity Select                                 0.90%      0.15%     N/A       0.98%(E)   2.03%      N/A
--------------------------------------------------------------------------------------------------------------
Core Value                                           0.80%      0.15%     N/A       0.85%(E)   1.80%      N/A
--------------------------------------------------------------------------------------------------------------


+Commencement of operations -- September 5, 2003. Based on estimates for the current fiscal year as operating results are for a period of less than 6 months.


(A)Based on estimates for the current fiscal year.



(B)MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses would be as follows:


               SERIES I

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
International Index Trust...........................       0.05%            0.60%

               SERIES II

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
International Index Trust...........................       0.05%            0.80%

               SERIES III

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
International Index Trust...........................       0.05%            0.95%


It is estimated that the expense reimbursement will not be effective during the year end December 31, 2004 for the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust and the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.



(C)Effective December 9, 2003, due to a decrease in the subadvisory fee for the Global Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. For the year ended December 31, 2003, the effective annual advisory fee for the Global Trust was 0.75%. Had the lower subadvisory fees and this fee waiver been in effect for the year ended December 31, 2003, the effective annual advisory fee would have been 0.70% for the Global Trust. This advisory fee waiver may be rescinded at any time.



(D)The Adviser has voluntarily agreed to reimburse certain "Other Expenses" of Series III shares. This voluntary expense reimbursement may be terminated at any time. The expenses reflected in the table above are absent reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:


               SERIES III


                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Mid Cap Stock.......................................       0.07%            1.34%
Global..............................................       0.15%            1.40%
Real Estate Securities..............................       0.05%            1.15%
Money Market........................................       0.05%            0.90%
Small Cap Index.....................................       0.05%            0.93%
International Index.................................       0.05%            0.95%

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Mid Cap Index.......................................       0.05%            0.93%
Total Stock Market Index............................       0.05%            0.93%
500 Index...........................................       0.04%            0.92%



(E)MSS has voluntarily agreed to pay expenses of each portfolio (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commission, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) that exceed the following amounts: 0.15% for the International Equity Select Trust and Global Equity Select Trust and 0.10% for the Small Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust and High Grade Bond Trust. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:


               SERIES I

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Small-Mid Cap Growth Trust..........................       0.10%            1.05%
International Equity Select Trust...................       0.15%            1.20%
Select Growth Trust.................................       0.10%            1.05%
Global Equity Select Trust..........................       0.15%            1.20%
Core Value Trust....................................       0.10%            1.05%

               SERIES II

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
International Equity Select Trust...................       0.15%            1.40%

               SERIES III

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
International Equity Select Trust...................       0.15%            1.55%

It is estimated that the expense reimbursement will remain in effect during the year end December 31, 2003. The expense reimbursement may be terminated at any time by MSS.

EXAMPLE OF EXPENSES FOR EACH PORTFOLIO

     The Example is intended to help an investor compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in the Portfolio for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use the Trust as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

SERIES I SHARES


-----------------------------------------------------------------------------------------------------------------------
            TRUST PORTFOLIO                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock                                  $101                $315                $547               $1,213
-----------------------------------------------------------------------------------------------------------------------
  Global                                         107                 334                 579                1,283
-----------------------------------------------------------------------------------------------------------------------
  U.S. Global Leaders Growth                      92                 287                 498                1,108
-----------------------------------------------------------------------------------------------------------------------
  Classic Value                                  105                 328                 569                1,259
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                          82                 255                 444                 990
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
            TRUST PORTFOLIO                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities                        $125                $390                $676               $1,489
-----------------------------------------------------------------------------------------------------------------------
  Money Market                                    56                 176                 307                 689
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                 59                 186                 324                 726
-----------------------------------------------------------------------------------------------------------------------
  International Index                             63                 199                 346                 774
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                   59                 186                 324                 726
-----------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                        59                 186                 324                 726
-----------------------------------------------------------------------------------------------------------------------
  500 Index                                       58                 183                 318                 714
-----------------------------------------------------------------------------------------------------------------------
  Small-Mid Cap                                  121                 378                 654                1,443
-----------------------------------------------------------------------------------------------------------------------
  International Equity Select                    128                 400                 692                1,523
-----------------------------------------------------------------------------------------------------------------------
  High Grade Bond                                 82                 255                 444                 990
-----------------------------------------------------------------------------------------------------------------------
  Small Mid-Cap Growth                           225                 694                1,190               2,554
-----------------------------------------------------------------------------------------------------------------------
  Select Growth                                  198                 612                1,052               2,275
-----------------------------------------------------------------------------------------------------------------------
  Global Equity Select                           206                 637                1,093               2,358
-----------------------------------------------------------------------------------------------------------------------
  Core Value                                     183                 566                 975                2,116
-----------------------------------------------------------------------------------------------------------------------


SERIES II SHARES


-----------------------------------------------------------------------------------------------------------------------
            TRUST PORTFOLIO                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock                                  $121                $378                $654               $1,443
-----------------------------------------------------------------------------------------------------------------------
  Global                                         127                 397                 686                1,511
-----------------------------------------------------------------------------------------------------------------------
  U.S. Global Leaders Growth                     112                 350                 606                1,340
-----------------------------------------------------------------------------------------------------------------------
  Classic Value                                  125                 390                 676                1,489
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                         102                 318                 552                1,225
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities                        146                 452                 782                1,713
-----------------------------------------------------------------------------------------------------------------------
  Money Market                                    77                 240                 417                 930
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                 80                 249                 433                 966
-----------------------------------------------------------------------------------------------------------------------
  International Index                             84                 262                 455                1,014
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                  $80                 $249                $433                $966
-----------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                        80                 249                 433                 966
-----------------------------------------------------------------------------------------------------------------------
  500 Index                                       79                 246                 428                 954
-----------------------------------------------------------------------------------------------------------------------
  Small-Mid Cap                                  142                 440                 761                1,669
-----------------------------------------------------------------------------------------------------------------------
  International Equity Select                    149                 462                 797                1,746
-----------------------------------------------------------------------------------------------------------------------
  High Grade Bond                                102                 318                 552                1,225
-----------------------------------------------------------------------------------------------------------------------


SERIES III SHARES


-----------------------------------------------------------------------------------------------------------------------
            TRUST PORTFOLIO                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock                                  136                 425                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------
  Global                                         143                 443                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                         118                 368                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
            TRUST PORTFOLIO                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities                        161                 499                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------
  Money Market                                   137                 428                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                 95                 296                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------
  International Index                             99                 309                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                   95                 296                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                        95                 296                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------
  500 Index                                       94                 293                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------
  Small-Mid Cap                                  157                 486                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------
  International Equity Select                    164                 508                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------
  High Grade Bond                                117                 365                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------



MID CAP STOCK TRUST


SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities of mid-sized companies with significant capital appreciation potential.

     Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The Trust tends to invest in companies whose capitalization is similar to the market capitalization of companies in the Russell Mid Cap Index.

     Wellington Management's investment approach while based primarily on proprietary fundamental analysis, may also be shaped by secular and industry themes. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The Mid Cap Stock Trust may invest up to 10% of its assets in foreign securities.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- To the extent that the portfolio emphasizes a mid-capitalization growth style, the portfolio may underperform in markets that favor other styles.

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.74% (for the quarter ended 12/2001) and the lowest return was -23.64% (for the quarter ended 3/2001).


--------------------------------------------------------------------------------

        -4.0%      -11.0%     -22.6%     42.3%
         2000       2001       2002       2003

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Mid Cap Stock Trust
   Series I                                                42.33%    -1.10%     05/01/1999
   Series II                                               41.97%     5.69%     01/28/2002
   Series III                                                 N/A    10.42%     09/05/2003
 Russell Midcap Growth Index(A)                            42.71%     0.46%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     The Portfolio Manager is:


      -- Michael Carmen (since April, 2000). Mr. Carmen, Senior Vice President of Wellington Management, joined Wellington Management in 1999 as an equity portfolio manager. Prior to joining Wellington Management, Mr. Carmen was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996,
           1997) and Montgomery Asset Management (1996). He is a Chartered Financial Analyst.



GLOBAL TRUST (FORMERLY, GLOBAL EQUITY TRUST)


SUBADVISER:  Templeton Global Advisors Limited ("Templeton Global").

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.).

     Equity securities include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

     Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

     The portfolio may use swap agreements as a derivative strategy to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Please see "Hedging and Other Strategic Transactions -- Swaps, Caps, Floors and Collars in the Statement of Additional Information for further information.

     When choosing equity investments for the portfolio, the subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measure related to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Trust may invest primarily in cash, cash equivalents, money market securities or other short-term debt securities. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 17.83% (for the quarter ended 6/2003) and the lowest return was -16.96% (for the quarter ended 9/2001).




--------------------------------------------------------------------------------

         1.7%       7.7%      12.6%      20.8%      12.2%       3.7%      12.2%      -16.1%     -19.1%     27.5%
         1994       1995       1996       1997       1998       1999       2000       2001       2002       2003


--------------------------------------------------------------------------------



                                                            One      Five       Ten      Life of    Date First
                                                           Year      Years     Years    Portfolio   Available
 Global Trust Series I                                     27.46%     0.12%     5.34%       N/A     03/18/1988
   Series II                                               27.23%       N/A       N/A     5.18%     01/28/2002
   Series III                                                 N/A       N/A       N/A     9.07%     09/05/2003
 MSCI World Index                                          33.76%    -0.39%     7.58%       N/A



(A)Effective October 1, 1996, April 30, 2001 and December 9, 2003, the portfolio changed its subadviser. Performance reflects results prior to this change.


(B)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.



SUBADVISER AND PORTFOLIO MANAGERS



     Templeton Global, located at Box N-7759, Nassau, Bahamas has been in the business of providing investment advisory services since 1954. As of December 31, 2003, Templeton and its affiliates manage over $301 billion in assets. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

     The portfolio's lead portfolio manager is:



      -- Jeffrey A. Everett (since December, 2003). Mr. Everett joined the Templeton in 1989 and is currently President of Templeton Global Advisors Limited and a Chief Investment Officer -- Retail for the Templeton Global Equity Group. He is a Chartered Financial Analyst
           (CFA).



     The following individuals have secondary portfolio management responsibilities:



      -- Murdo Murchison (since December, 2003). Mr. Murchinson joined the Templeton in 1993 and is currently Executive Vice President of Templeton Global Advisors Limited. He is a Chartered Financial Analyst (CFA).



      -- Lisa Myers (since December, 2003). Ms. Myers joined Templeton in 1996 and is currently Vice President of Templeton Global Advisors Limited. She is a Chartered Financial Analyst (CFA).


U.S. GLOBAL LEADERS GROWTH TRUST

SUBADVISER:  Sustainable Growth Advisers, L.P. ("SGA")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."

     Under normal market conditions, at least 80% of the portfolio's assets will be invested in stocks of companies the subadviser regards as U.S. Global Leaders. The subadviser consider U.S. Global Leaders to be U.S. companies with multi-national operations that typically exhibit the following sustainable growth characteristics:

      -- Hold leading market share of their relevant industries that result in high profit margins and high investment returns.

      -- Supply consumable products or services so that their revenue streams are recurring.

     The subadvisers seek to indentify companies with superior long-term earnings prospects and to continue to own them as long as the subadvisers believe they will continue to enjoy favorable prospectus for capital growth and are not overvalued in the marketplace.

     As a result of its investment strategy, the portfolio typically invests in large capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index).

     The portfolio may invest in other types of equities and foreign stocks.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio's management strategy has a significant influence on portfolio performance. Large capitalization stocks as a group could fall out of favor with the market, causing the portfolio to underperform investments that focus on small- or medium capitalization stocks.

 -- The portfolio focuses on growth stocks, which could underperform value stocks.

 -- The portfolio may invest in multinational companies which may have substantial international operations. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

Performance

     Performance is not provided since the portfolio commenced operations in May, 2004.

SUBADVISERS AND PORTFOLIO MANAGERS

     SGA manages the U.S. Global Leader Growth Trust. SGA is located at 1285 Avenue of the Americas, 35th Floor, New York, NY 10019. SGA was founded in July, 2003 and is controlled by its founders, George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who are also the portfolio managers of the portfolio.

     The portfolio is managed by the following portfolio managers.

      -- George P. Fraise (since May, 2004). Mr. Fraise is a principal of SGA. From 2000-2003, Mr. Fraise was executive vice president of Yeager, Wood & Marshall, Inc. From 1997 to 2000, Mr. Fraise was a portfolio manager at Scudder Kemper Investments.

      -- Gordon M. Marchand (since May, 2004). Mr. Marchand is a principal of SGA. From 1984-2003, Mr. Marchand was chief financial and operating officer of Yeager, Wood & Marshall, Inc.


      -- Robert L. Rohn (since May, 2004). Mr. Rohn is a principal of SGA. From 1992 to 2003, Mr. Rohn was an Analyst and Portfolio Manager at W.P. Stewart & Co. ("W.P. Stewart") and held positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., W.P. Stewart's core U.S. investment business, and served as Chairman of the W.P. Stewart Inc.'s Management Committee.

CLASSIC VALUE TRUST

SUBADVISER:  Pzena Investment Management, LLC. ("Pzena")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

     In managing the portfolio, Pzena seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

     In choosing individual securities, Pzena screens a universe of the 500 largest U.S. listed companies to construct a portfolio of approximately 30 to 40 stocks that Pzena believes generally have the following characteristics:

      -- cheap on the basis of current price to estimated normal level of earnings

      --   current earnings below normal levels

      --   a sound plan to restore earnings to normal

      --   a sustainable business advantage.

     Using fundamental research and a proprietary computer model, Pzena ranks these companies from the cheapest to the most expensive on the basis of current share price to Pzena's estimate of normal long-term earnings power. Pzena's management team then focuses its research efforts on companies in the most undervalued 20% of the universe. After performing rigorous in-depth analysis that typically culminates in discussions with senior company management, Pzena refines its earnings model and makes its final investment decision.

     Before investing, Pzena considers the value of an entire business relative to its price. Pzena views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the portfolio's investments avoids the emotional inputs that can lead to overvalued securities.

     Pzena approaches sell decisions from the same disciplined framework. The subadviser automatically sells a security when it reaches fair value (i.e., the price fairly reflects the normal earnings power and the stock falls to the mid point in Pzena's ranking system. Pzena also will generally sells a security when there are more attractive opportunities or there is a change in company fundamentals.

     Pzena seeks to maintain a fully invested portfolio (generally at least 90% invested), but does not try to make investment decisions based on short-term trends in the stock market. Therefore, if attractively priced stocks cannot be found, the portfolio's cash levels will increase. To the extent the portfolio's cash levels increase, its ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio's management strategy has a significant influence on portfolio performance. Large capitalization stocks as a group could fall out of favor with the market, causing the portfolio to underperform investments that focus on small- or medium capitalization stocks.

 -- The portfolio focuses on value stocks, which could underperform growth stocks.

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

Performance

     Performance is not provided since the portfolio commenced operations in May, 2004.

SUBADVISERS AND PORTFOLIO MANAGERS

     Pzena is located at 120 West 45th Street, 34th Floor, New York, New York 10036. Established in 1995, Pzena is an investment advisor to high net worth individuals, pension plans, foundations, endowments, mutual funds and other institutional accounts. As of December 31, 2003, the majority of Pzena was owned by the firm's five managing principals: Richard S. Pzena (President and Chief Executive Officer), John P. Goetz (Managing Principal, Research), Bill Lipsey (Managing Principal, Marketing and Client Services), Amy Jones (Managing Principal, Operations and Administration) and Rama Krishna (Managing Principal, Large Cap Value). In addition, nine additional employees owned interests in the firm as of January 1, 2004. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena. As of January 31, 2004, Pzena had approximately $6.03 billion in assets under management.

     The investment team primarily responsible for overseeing the portfolio's investments are:

     Richard S. Pzena (since May, 2004). Managing Principal, Chief Executive Officer and Founder of Pzena. Rich has worked in investment management since 1986; has been with Pzena since 1995, and has managed assets in the Fund since inception. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

     John P. Goetz (since May, 2004). Managing Principal, Research. John has worked in investment management since 1996; has been with Pzena since 1996, and has managed assets in the Fund since inception. Education: B.A. Wheaton College; M.B.A., Kellogg School, Northwestern University.


     A. Rama Krishna (since May, 2004). Managing Principal, Large Cap Portfolio Manager. Rama has worked in the investment business since 1987 and investment management since 1993; has been with Pzena since 2003 and has managed assets in the Fund since inception. Education: B.A. St. Stephen's College, The University of Delhi; MBA and M.A. University of Michigan, Ann Arbor.


REAL ESTATE SECURITIES TRUST

SUBADVISER:  Deutsche Asset Management, Inc ("DeAM")

INVESTMENT OBJECTIVE:  To seek to achieve a combination of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies. Equity securities include common stock preferred stock and securities convertible into common stock.

     A company is considered to be a real estate company if, in the opinion of DeAM, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

     DeAM looks for real estate securities it believes will provide superior returns to the portfolio, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

     To find these issuers, DeAM tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM believes will be the most profitable to the portfolio. DeAM also considers the effect of the real estate securities markets in general when making investment decisions. DeAM does not attempt to time the market.

     Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

     Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

     If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

     The portfolio may realize some short-term gains or losses if DeAM chooses to sell a security because it believes that one or more of the following is true:

      --   A security is not fulfilling its investment purpose;

      --   A security has reached its optimum valuation; or

      --   A particular company or general economic conditions have changed.

     Based on its recent practices, DeAM expects that the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.

     Other Investments. When DeAM believes that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the portfolio's cash assets remain liquid while performing more like stocks.)

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

 -- Investing in REITs and real estate related securities involves the risks associated with real estate investing, such as declines in real estate values, deterioration in general and local economic conditions and increases in interest rates. Any such developments could negatively affect the securities held by the portfolio and the value of the portfolio may decline. Additional risks associated with investing in securities linked to the real estate market is set forth under "Risks of Investing in Certain Types of Securities."

 -- REITs and real estate related securities are also subject to the risks associated with financial building projects such as failure of borrowers to repay loans, management skills, heavy cash flow dependency and increases in operating and building expenses. Problems which affect the building projects could negatively affect the securities held by the portfolio and the value of the portfolio may decline.

 -- Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

 -- The portfolio may invest in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. The risks associated with investing in foreign securities are set forth under "Risk of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance (A,B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 21.09% (for the quarter ended 3/1991) and the lowest return was -11.18% (for the quarter ended 9/1990).


--------------------------------------------------------------------------------

        -2.8%      15.1%      34.7%      18.4%      -16.4%      -8%       25.7%       3.2%       2.6%      39.2%
         1994       1995       1996       1997       1998       1999       2000       2001       2002       2003

--------------------------------------------------------------------------------


                                                            One      Five       Ten      Life of    Date First
                                                           Year      Years     Years    Portfolio   Available
 Real Estate Securities Trust Series I                     39.15%    11.23%     9.77%       N/A     04/30/1987
   Series II                                               38.93%       N/A       N/A    43.17%     01/28/2002
   Series III                                                 N/A       N/A       N/A    10.49%     09/05/2003
 Wilshire Real Estate Securities Index                     37.06%    14.50%    11.90%       N/A

(A)On November 25, 2002, the portfolio changed its subadviser. Performance reflects results prior to this change. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     Deutsche Asset Management, Inc. ("DeAM") , located at 280 Park Avenue, New York, New York 10017, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM provides a full range of investment advisory services to retail and institutional clients.

     The portfolio managers are:

      --   Karen J. Knudson.  Principal, Deutsche Asset Management

         --   Joined the investment advisor in 1995.

         --   More than 20 years of investment industry experience.

         --   MBA, University of California at Berkeley

      --   John F. Robertson.  Vice President, Deutsche Asset Management

         --   Joined the investment advisor in 1996.

         -- Prior to 1996, Assistant Vice President for Lincoln Investment Management responsible for REIT research

         --   Charter Financial Analyst


      --   Jerry W. Ehlinger.  Managing Director, Deutsche Asset Management



         -- Joined the Deutsche Asset Management in 2004. Previously, a senior vice president with Heitman Real Estate Management.


         --   Over six years of investment experience

      --   Mark D. Zeisloft.  Vice President, Deutsche Asset Management

         --   Joined the investment advisor in 1996.

         --   Over twelve years of investment experience

         --   MBA, University of Chicago

SMALL CAP OPPORTUNITIES TRUST

SUBADVISER:  Munder Capital Management ("Munder")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks this objective by investing, under normal circumstances, at least 80% of its assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

     Small-capitalization companies are those companies with market capitalizations within the range of the companies in the Russell 2000 Index.

     The portfolio attempts to provide potentially higher returns than a portfolio that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

     The portfolio will usually invest in equity securities of companies that the subadviser believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

     In addition to valuation, the subadviser considers these factors, among others in choosing companies:

      --   A stable or improving earnings records;

      --   Sound finances;

      --   Above-average growth prospectus;

      --   Participation in a fast growing industry;

      --   Strategic niche position in a specialized market; and

      --   Adequate capitalization.

     The portfolio may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

     The portfolio may engage in short-term trading of portfolio securities.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities especially of small cap companies . The risks of investing in equity securities, including those of small companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invest in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

 -- The portfolio may engage in short-term trading. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the portfolio's performance.

Performance

     Performance is not provided since the portfolio commenced operations in May, 2003.

SUBADVISER AND PORTFOLIO MANAGERS

     Munder manages the Small Cap Opportunities Trust. Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals.


     A committee of Munder investment personnel manages the portfolio.


MONEY MARKET TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:  To obtain maximum current income consistent with preservation of principal and liquidity.

INVESTMENT STRATEGIES: The portfolio invests in high quality, U.S. dollar denominated money market instruments.

     MFC Global (U.S.A.) may invest the portfolio's assets in high quality, U.S. dollar denominated money market instruments of the following types:

      -- obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the portfolio must be payable in U.S. dollars);

      -- certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);

      -- commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which MFC acting pursuant to guidelines established by the Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

      -- corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

      -- short-term obligations issued by state and local governmental issuers;

      -- securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

      -- repurchase agreements with respect to any of the foregoing obligations.

     Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Trust and the note issuer. MFC Global (U.S.A.) monitors the creditworthiness of the note issuer and its earning power and cash flow. MFC Global (U.S.A.) will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

     All of the Money Market Trust's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Trust seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust invests only in securities which the Trust's Board of Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of

1940, as amended (the "1940 Act"). The Money Market Trust also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the portfolio will be able to do so.

     The Money Market Trust may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above. The Money Market Trust is not authorized to enter into mortgage dollar rolls or warrants.

Use of Hedging and Other Strategic Transactions

     The Money Market Trust is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio

 -- An investment in the Money Market Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Trust seeks to preserve the value of a shareholder's investment at $10.00 per share, it is possible to lose money by investing in this portfolio. For example, the portfolio could lose money if a security purchased by the portfolio is downgraded and the portfolio must sell the security at less than the cost of the security.

 -- The portfolio may invest up to 20% of its assets in U.S. dollar denominated foreign securities which increases the risk of investing in the portfolio as described below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

Performance (A)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 2.19% (for the quarter ended 6/1989) and the lowest return was 0.12% (for the quarter ended 12/2003).


--------------------------------------------------------------------------------

         3.8%       5.6%       5.1%       5.2%       5.0%       4.6%       5.9%       3.6%       1.2%       0.6%
         1994       1995       1996       1997       1998       1999       2000       2001       2002       2003

--------------------------------------------------------------------------------


                                                           One    Five     Ten     Life of    Date First
                                                          Year    Years   Years   Portfolio   Available
 Money Market Trust Series I                              0.58%   3.14%   4.04%       N/A     06/18/1985
   Series II                                              0.38%     N/A     N/A     0.66%     01/28/2002
   Series III                                               N/A     N/A     N/A     0.04%     09/05/2003
 Citigroup U.S. 90 Day T-Bill                             1.07%   3.50%   4.30%       N/A

(A)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.

     The 7-day yield of the Money Market Trust as of December 31, 2003 was 0.45%, 0.25% and 0.10% for Series I, Series II and Series III, respectively.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

THE INDEX TRUSTS

     There are five Index Trusts -- International Index, Small Cap Index, Mid Cap Index, Total Stock Market Index, and 500 Index (the "Index Trusts") -- each with its own investment objective and policy. The Index Trusts differ from the actively managed portfolios described in this prospectus. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Trust attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MFC believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, an Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

----------------------------------------------------------------------------------------------------------
                                                                                MARKET CAP OF INDEX AS OF
     PORTFOLIO          INVESTMENT OBJECTIVE         INVESTMENT STRATEGY*           FEBRUARY 27, 2004
----------------------------------------------------------------------------------------------------------
Small Cap Index      To seek to approximate the   Invests, under normal        $20 million to $2.7 billion
                     aggregate total return of a  market conditions, at least
                     small cap U.S. domestic      80% of its net assets (plus
                     equity market index          any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the Russell
                                                  2000 Index and (b)
                                                  securities (which may or
                                                  may not be included in the
                                                  Russell 2000 Index) that
                                                  MFC believes as a group
                                                  will behave in a manner
                                                  similar to the index.
International*       To seek to approximate the   Invests, under normal        $16 million to $178.7
  Index              aggregate total return of a  market conditions, at least  billion foreign equity market index  80% of its net assets (plus
                                                  any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the MSCI EAFE
                                                  Index and (b) securities
                                                  (which may or may not be
                                                  included in the MSCI EAFE
                                                  Index) that MFC believes as
                                                  a group will behave in a
                                                  manner similar to the
                                                  index.
Mid Cap Index        To seek to approximate the   Invests, under normal        $456 million to $11 billion
                     aggregate total return of a  market conditions, at least
                     mid cap U.S. domestic        80% of its net assets (plus
                     equity market index          any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the S&P 400
                                                  Index and (b) securities
                                                  (which may or may not be
                                                  included in the S&P 400
                                                  Index) that MFC believes as
                                                  a group will behave in a
                                                  manner similar to the
                                                  index.

----------------------------------------------------------------------------------------------------------
                                                                                MARKET CAP OF INDEX AS OF
     PORTFOLIO          INVESTMENT OBJECTIVE         INVESTMENT STRATEGY*           FEBRUARY 27, 2004
----------------------------------------------------------------------------------------------------------
Total Stock Market   To seek to approximate the   Invests, under normal        Less than $1 million to
Index                aggregate total return of a  market conditions, at least  $326.5 billion
                     broad U.S. domestic equity   80% of its net assets (plus
                     market index                 any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the Wilshire
                                                  5000 Index and (b)
                                                  securities (which may or
                                                  may not be included in the
                                                  Wilshire 5000 Index) that
                                                  MFC believes as a group
                                                  will behave in a manner
                                                  similar to the index.
500 Index            To seek to approximate the   Invests, under normal        $867 million to $326.5
                     aggregate total return of a  market conditions, at least  billion
                     broad U.S. domestic equity   80% of its net assets (plus
                     market index                 any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the S&P 500
                                                  Index and (b) securities
                                                  (which may or may not be
                                                  included in the S&P 500
                                                  Index) that MFC believes as
                                                  a group will behave in a
                                                  manner similar to the
                                                  index.

*Subject to shareholder approval, the International Index Trust will merge with the International Equity Index Trust, a series of John Hancock Variable Series Trust I, immediately after the close of business on June 18, 2004.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 3000(R)" and "Russell Midcap(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free(R)," "EAFE(R)" and "MSCI(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Use of Hedging and Other Strategic Transactions

     The Small Cap Index Trust, International Index Trust, and Total Stock Market may invest in Futures Contacts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

     The Mid Cap Index Trust and 500 Index Trust may invest in Futures Contracts and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

Principal Risks of Investing in the Index Trusts
     Risks Applicable to All of the Index Trusts

      -- Since each of the Index Trusts are not actively managed, each Index Trust will generally reflect the performance of the index its attempts to track even in markets when this index does not perform well.

     Risks Applicable to the International Index Trust

      -- An investment in the International Index Trust involves risks similar to the risks of investing directly in the foreign securities in the MSCI EAFE Index. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Small Cap Index Trust

      -- An investment in the Small Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Russell 2000 Index which are primarily small and mid cap securities. The risks of investing in equity securities and the risks of investing in small and mid cap securities (small and medium companies) are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Mid Cap Index Trust

      -- An investment in the Mid Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Mid Cap Index. The risks of investing in equity securities and Mid Cap securities (medium size companies) are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Total Stock Market Index Trust

      -- An investment in the Total Stock Market Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Wilshire 5000 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the 500 Index Trust

      -- An investment in the 500 Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return and the lowest quarterly return for each Index Trust was as follows:

                                               HIGHEST QUARTERLY RETURN   QUARTER   LOWEST QUARTERLY RETURN   QUARTER
Small Cap Index                                         22.77%             6/2003           -21.83%           9/2002
International Index                                     18.15%             6/2003           -20.02%           9/2002
Mid Cap Index                                           17.71%            12/2001           -16.75%           9/2002
Total Stock Market Index                                16.26%             6/2003           -16.74%           9/2002
500 Index                                               15.32%             6/2003           -17.43%           9/2002

                             SMALL CAP INDEX TRUST

--------------------------------------------------------------------------------

         1.5%      -21.5%     45.8%
         2001       2002       2003

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Small Cap Index Trust
   Series I                                               45.79%     2.32%     05/01/2000
   Series II                                              45.33%     8.15%     01/28/2002
   Series III                                                N/A     8.75%     09/05/2003
 Russell 2000 Index(A)                                    47.25%     4.04%

                           INTERNATIONAL INDEX TRUST

--------------------------------------------------------------------------------

        -22.4%     -17.2%     32.2%
         2001       2002       2003

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 International Index Trust
   Series I                                               32.18%    -7.00%     05/01/2000
   Series II                                              32.12%     7.25%     01/28/2002
   Series III                                                N/A    15.57%     09/05/2003
 MSCI EAFE Index(A)                                       39.17%    -4.64%

                              MID CAP INDEX TRUST

--------------------------------------------------------------------------------

        -1.7%      -15.2%     34.6%
         2001       2002       2003

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Mid Cap Index Trust
   Series I                                               34.57%     5.14%     05/01/2000
   Series II                                              34.32%     7.05%     01/28/2002
   Series III                                                N/A     9.39%     09/05/2003
 S&P MidCap 400 Index(A)                                  35.61%     6.16%

                         TOTAL STOCK MARKET INDEX TRUST

--------------------------------------------------------------------------------

        -11.4%     -21.3%     30.5%
         2001       2002       2003

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Total Stock Market Index Trust
   Series I                                               30.54%    -5.30%     05/01/2000
   Series II                                              30.31%     1.94%     01/28/2002
   Series III                                                N/A     8.62%     09/05/2003
 Wilshire 5000 Index(A)                                   31.64%    -4.65%

                                500 INDEX TRUST

--------------------------------------------------------------------------------

        -12.4%     -22.5%     28.0%
         2001       2002       2003

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 500 Index Trust
   Series I                                               28.01%    -6.36%     05/01/2000
   Series II                                              27.76%     0.09%     01/28/2002
   Series III                                                N/A     8.57%     09/05/2003
 S&P 500 Index(A)                                         28.70%    -5.61%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(B)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.
(C)Since III May 2000, certain expenses of each of the Index Trusts (except the 500 Index Trust) were reimbursed. If such expenses had not been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages each Index Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Managers are:

      -- Narayan Ramani (since 2003). Mr. Ramani joined MFC Global in 1998, has a MBA from York University, a PH.D from the University of Brunswick, and is a Chartered Financial Analyst.


      -- Carson Jen (since 2003). Mr. Brahmachari joined MFC Global in 1997, has a MBA from the University of Western Ontario, a BA Science (engineering) from the University of Toronto, and has a Certified Management Accounting designation.


SMALL-MID CAP TRUST

SUBADVISER: Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick")

INVESTMENT OBJECTIVE:  To achieve long-term capital appreciation, with dividend income as a secondary consideration.

INVESTMENT STRATEGIES: The portfolio invests principally in common stocks of small and mid cap companies that the subadviser believes are of high quality.

     Kayne Anderson Rudnick pursues this investment objective by investing, under normal market conditions, at least 80% of the portfolio's assets (plus any borrowings for investment purposes) in small and mid cap companies that the subadviser believes are of high quality. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)

     Kayne Anderson Rudnick will invest primarily in common stocks, but may also invest, from time to time, in securities convertible into common stock, or rights or warrants to subscribe for or purchase common stocks. Investments are made primarily in securities listed on national securities exchanges, but the Small-Mid Cap Trust may also purchase securities traded in the United States over-the-counter market.

     The portfolio will seek to maintain an average market capitalization that is the same as the simple (not-weighted) average market capitalization of the companies in the Russell 2500 Index.

     In selecting equity securities, Kayne Anderson Rudnick uses a screening process it believes identifies high-quality companies. The quality criteria includes:

      --   Market dominance

      --   Rising free cash flow

      --   Shareholder-oriented management

      --   Strong, consistent profit growth

      --   Low-debt balance sheet

     The screening process identifies companies that meet Kayne Anderson Rudnick's criteria of quality. The portfolio managers then fundamentally analyze these securities. This research involves study of competitive industry conditions, discussions with company management, spreadsheet analysis, and valuation projections. Proprietary analytical tools compare expected rates of return of each equity security in the universe. In deciding whether to purchase a security, the portfolio managers appraise a company's fundamental strengths and relative attractiveness based on its expected return.

     The portfolio generally holds at least 25 to 35 securities, which are diversified by industry. The security selection discipline seeks to avoid over-concentration in any single sector or company.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities, especially those of small and mid cap companies. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is managed based on proprietary analytical tools and techniques developed by the subadviser. There is no guarantee that such management tools and techniques will correctly predict earnings growth, or enable the portfolio to achieve its investment objective.

Performance (A, B)
     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 13.58% (for the quarter ended 6/2003) and the lowest return was -14.30% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -17.6%     23.2%
         2002       2003

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Small-Mid Cap Trust-Series I                             23.15%    -1.21%     07/16/2001
 Small-Mid Cap Trust-Series II                            22.84%    15.95%     11/25/2002
 Small-Mid Cap Trust-Series III                              N/A     7.25%     09/05/2003
 Russell 2500 Index(A)                                    45.51%     8.18%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     Kayne Anderson Rudnick manages the Small-Mid Cap Trust. Richard A. Kayne and John E. Anderson, the founders of Kayne Anderson Rudnick, have been in the business of furnishing investment advice to institutional and private clients since 1984. On December 1, 2000, the name of the firm officially changed from Kayne Anderson Investment Management to Kayne Anderson Rudnick Investment Management to recognize Mr. Rudnick's contributions to the firm's success and growth. Since inception, the firm has followed a philosophy of Quality at a Reasonable Price(TM) investing. The address of Kayne Anderson Rudnick is 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Kayne Anderson Rudnick owns 40% of the firm and Phoenix Investment Partners, Ltd. ("Phoenix"), the wholly owned, asset-management subsidiary of The Phoenix Companies, Inc. (NYSE: PNX) owns 60%.

     The Portfolio Manager is:

      -- Robert A. Schwarzkopf, CFA (since July, 2001). Mr. Schwarzkopf joined Kayne Anderson Rudnick in 1991. He is managing director of Small Cap Equity, co-portfolio manager for the Small and Mid Cap Equity Portfolios, and a member of the Investment Committee. Prior to joining Kayne Anderson Rudnick, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional BankShares. Mr. Schwarzkopf is a Chartered Financial Analyst charterholder. He is a principal of Kayne Anderson Rudnick.

      -- Sandi L. Gleason, CFA (since July, 2001). Ms. Gleason joined Kayne Anderson Rudnick in 1993. She is co-portfolio manager for the Small and Mid Cap Equity Portfolios. Prior to joining Kayne Anderson Rudnick, Ms. Gleason was a senior consultant with Peterson Consulting Limited Partnership, a national litigation consulting firm. Ms. Gleason is a Chartered Financial Analyst charterholder. She is a principal of Kayne Anderson Rudnick.

INTERNATIONAL EQUITY SELECT TRUST

SUBADVISER:  Lazard Asset Management LLC ("Lazard")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities. The portfolio will invest primarily in American Depository Receipts and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.

     The Portfolio will generally invest at least 80% of its total assets in equity securities, including American Depository Receipts, of companies located in at least three different foreign countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on Lazard's judgment and its analysis of market conditions. However, Lazard currently intends to invest the Portfolio's assets primarily in companies based in developed markets. The portfolio manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Lazard's expectations.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance (A,B)
     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 15.86% (for the quarter ended 12/2003) and the lowest return was -19.46% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -11.7%     28.0%
         2002       2003

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 International Equity Select Trust-Series I               27.97%     3.46%     07/16/2001
 International Equity Select Trust-Series II              27.68%    22.32%     11/25/2002
 International Equity Select Trust-Series III                N/A    16.95%     09/05/2003
 MSCI EAFE Index(A)                                       39.17%     4.04%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     Lazard manages the International Equity Select Trust. Lazard is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

     The Portfolio Managers are:

      -- John R. Reinsberg (since July, 2001). Mr. Reinsberg is a Managing Director of Lazard Freres. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 21 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.

      -- Michael Bennett (since May, 2002). Mr. Bennett is a Managing Director of Lazard Freres. He joined Lazard in 1992. Before joining Lazard he was an international equity analyst with General Electric Investment Corporation. Mr. Bennett is a Certified Public Accountant, has an MBA from the University of Chicago's Graduate School of Business and a BS from New York University.

      -- Gabrielle Boyle (since May, 2003). Ms. Bennett is a Managing Director of Lazard Freres and a Portfolio Manager on Lazard's International Equity team and a member of the London-based European Equity team. He joined Lazard in 1993. Before joining Lazard, she was employed by Royal Insurance Asset Management. Ms. Boyle earned a BA (Honors) in Economics and History in 1989 and a M.A. in Economics in 1990, both from University College, Dublin.

      -- Michael Powers (since July, 2001). Mr. Powers is a Director of Lazard Freres and a member of the International Equity, International Equity Select, and European Equity Select teams. He joined Lazard in 1990. Before joining Lazard he was vice president of Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.

HIGH GRADE BOND TRUST

SUBADVISER:  Allegiance Capital, Inc. ("Allegiance")

INVESTMENT OBJECTIVE:  To maximized total return, consistent with the preservation of capital and prudent investment management.

INVESTMENT STRATEGIES: Allegiance seeks to attain the portfolio's investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade, fixed income securities of varying maturities.

     The High Grade Bond Trust invests in investment grade, fixed income securities of varying maturities. Investment grade fixed income securities include, but are not limited to:

      -- Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities such as GNMA, FNMA and FHLMC pass through certificates (U.S. Government Obligations"),

      -- U.S. domestic corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or securities of comparable quality as determined by Allegiance),

      -- Commercial mortgage-backed securities and asset-backed securities rated Aaa or higher by Moody's or AAA or higher by S&P (or securities of comparable quality as determined by Allegiance).

     In managing the portfolio, Allegiance expects to maintain an average duration of five to six years. (Duration is a mathematical calculation widely used by fixed income managers to measure the potential volatility of individual fixed income securities and/or a portfolio of fixed income securities, to changes in the level of interest rates.) Variations in this range will generally be based on Allegiance's perception of current trends for the U.S. economy and the level of U.S. interest rates.

     In managing the portfolio, Allegiance may allocate the portfolio assets to several of the various sectors of the fixed income market including those listed above. Adjustments among these sectors will be made based on the trends of spread movements in the yields of each sector to the yield of the U.S. Treasury securities. As the spread in yields of sectors widens to the level of yield for U.S. Treasuries, those sectors may be removed or reduced in size within the portfolio. For those sectors in which their spread in yields to the yield of U.S. Treasuries narrows, those sectors may be increased in size as a component in the portfolio.

     In managing the portfolio, Allegiance will determine the mix of maturities of securities purchased by the portfolio in order to attempt to maintain an average portfolio duration of five to six years. Maturities of securities for a particular duration will vary depending on changes (or perceived changes) in the slope of the yield curve for U.S. securities. The slope of the yield curve will generally flatten (narrow as to the difference in yield of 2-year to 30-year Treasury issues) when the Federal Reserve is raising interest rate levels (or the perception of a need to raise interest rates exists). In such a case, the maturities of securities will be adjusted to a barbell of short and long maturity issues, with the average duration being in the five to six year range. The slope of the yield curve will generally steepen (widen as to the difference in the yield of 2-year to 30-year Treasury issues) when the Federal Reserve is easing interest rates (or the perception of the need to ease interest rates exists). In such a case, the maturities of securities will generally be focused intermediate issues in the three-year to ten-year range.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests substantially all its assets in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance (A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 7.11% (for the quarter ended 9/2002) and the lowest return was -1.40% (for the quarter ended 9/2003).


--------------------------------------------------------------------------------

        11.0%       1.2%
         2002       2003

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 High Grade Bond Trust-Series I                             1.20%     6.20%     07/16/2001
 High Grade Bond Trust-Series II                            0.99%     2.51%     11/25/2002
 High Grade Bond Trust-Series III                             N/A     2.20%     09/05/2003
 Lehman Brothers Aggregate Bond Index(A)                    4.11%     6.90%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     Allegiance manages the High Grade Bond Trust. Allegiance, located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648 is a California corporation. Allegiance's sole business is to provide fixed income investment services to clients. Allegiance is privately owned by eighteen employees and two non-employee investors.

     The Portfolio Manager is:

      -- William Mawhorter (since July, 2001). Mr. Mawhorter, Chief Investment Officer and Chairman of Allegiance, co-founded Allegiance in November of 1988. Mr. Mawhorter has 32 years of fixed income investment experience. Prior to founding Allegiance, Mr. Mawhorter was Chief Investment Officer of Govaars and Associates.

SMALL-MID CAP GROWTH TRUST

SUBADVISER:  Navellier Management, Inc. ("NMI")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests principally in equity securities of fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.

     The Small-Mid Cap Growth Trust will invest principally in (a) common stocks or (b) in securities convertible into common stocks or securities carrying rights or warrants to either purchase common stock or to participate in earnings. The portfolio will invest, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

     In selecting investments, NMI utilizes a dynamic and objective, "bottom-up" quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics. The investment process focuses on several variables including, but not limited to:

      --   earnings growth,

      --   reinvestment rate,

      --   profit margin expansion,

      --   return on equity and,

      --   "reward/risk ratios"

     Investments are made primarily in securities listed on national securities exchanges, but the Small-Mid Cap Growth Trust may purchase securities traded in the U.S. over-the-counter market. The Small-Mid Cap Growth Trust may invest in the following types of foreign securities:

      --   U.S. dollar denominated obligations of foreign branches of U.S.
           banks,

      -- securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market,

      -- securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ, and

      -- securities denominated in U.S. dollars but issued by non U.S. issuers under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency).

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities with emphasis on medium-sized and smaller emerging growth companies. The risks of investing in equity securities and small and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- NMI utilizes computer models in determining a company's potential to provide an above average rate of return. If the computer model is not correct, the securities of the company purchased by the portfolio may not increase in value and could even decrease in value.

 -- The companies selected by NMI are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than other small-mid cap securities.

 -- The portfolio may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.

Performance (A)
     The performance information below does not reflect fees and expenses of any variable insurance contract, which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.43% (for the quarter ended 6/2003) and the lowest return was -15.51% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -34.3%     37.8%
         2002       2003

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Small-Mid Cap Growth Trust-Series I                       37.76%    -8.41%     07/16/2001
 Russell 2500 Growth Index(A)                              46.31%    -1.93%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

SUBADVISER AND PORTFOLIO MANAGERS

     NMI manages the Small-Mid Cap Growth Trust. NMI is a Delaware corporation whose principal business at the present time is to provide investment management services to the Navellier Performance Funds and the Navellier Millennium Funds. NMI is a sub-chapter S corporation affiliated with Navellier & Associates, Inc., Navellier Hedge Management Inc., and Navellier Fund Management, Inc. and is controlled by its founder, President and CIO Louise G. Navellier. The address of NMI is One East Liberty, Third Floor, Reno, NV 89501.

     The Portfolio Managers are:

      -- Louis G. Navellier (since July, 2001). Mr. Navellier is the founder, President and CIO of Navellier which was founded in 1987. Mr. Navellier oversees all aspects of investment research and strategy at Navellier. Mr. Navellier has provided investment strategies to individuals, pension funds and institutional portfolios since 1985. He obtained his B.S. in Finance and his M.B.A. from the California State University, Hayward.

      -- Alan Alpers (since July, 2001). Mr. Alpers is Director of Research/Senior Portfolio Manager for Navellier and is responsible for coordinating much of the quantitative analysis and portfolio allocation procedures for portfolio management. Prior to joining Navellier in 1989, he was employed by E.F. Hutton's Consulting Services Department where he evaluated, monitored and performed due diligence on various money management firms. Mr. Alpers is a Chartered Financial Analyst. He obtained his B.S. in Economics from the University of California, Davis and his M.B.A. from California State University, Sacramento.

SELECT GROWTH TRUST

SUBADVISER:  Roxbury Capital Management, LLC ("Roxbury")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in large cap equity securities. Roxbury defines large cap equity securities as securities of companies with at least $2 billion in market cap. The portfolio may also invest up to 20% of its assets in mid cap securities and in securities of any market cap where Roxbury believes there are prospects significant appreciation in the price of the security (for example, in corporate restructurings).

     The Select Growth Trust invests primarily in large cap equity securities. Roxbury defines large cap equity securities as securities of companies with at least $2 billion in market cap. The portfolio may also invest up to 20% of its assets in mid cap securities and in securities of any market cap where Roxbury believes there are prospects significant appreciation in the price of the security (for example, in corporate restructurings).

     Roxbury's investment approach combines growth stock investing with a proprietary valuation discipline with the goal of creating portfolios of high quality companies with the potential for high return and prudent control of risk.

     Roxbury's investment philosophy is built upon three fundamental principles.

      --   QUALITY COMPANIES

     History has shown that only a few companies dominate their industries year after year and consistently build wealth for shareholders. Unique business models or franchises allow these companies to generate cash flow significantly in excess of the capital required to run their businesses and often correspond with increased market share, expanding margins and visionary management. Companies that exhibit such characteristics offer earnings predictability, a margin of safety and solid performance in volatile markets. Roxbury will seek to choose securities of such companies for the Select Growth Trust.

      --   GROWTH CRITERIA

     Roxbury's investment approach is based on their belief that, over time, stock prices follow earnings growth. Therefore, Roxbury seeks companies that can generate sustainable earnings and cash flow growth significantly higher than market averages.

      --   VALUATION DISCIPLINE

     Roxbury's investment approach is also based on their belief that valuation multiples, such as price/earnings ratios, are lagging indicators of wealth creation, and thus have only limited application to their investment selection process. Roxbury focuses on Return on Invested Capital (ROIC), which measures a company's ability to generate excess free cash flow. ROIC enables Roxbury to compare the fundamental strength of a business relative to its current stock price to find attractively prices securities.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance (A)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.08% (for the quarter ended 12/2001) and the lowest return was -19.34% (for the quarter ended 6/2002).


--------------------------------------------------------------------------------

        -30.6%     25.9%
         2002       2003

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Select Growth Trust-Series I                              25.87%    -7.30%     07/16/2001
 Russell 1000 Growth Index(A)                              29.75%    -5.50%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

SUBADVISER AND PORTFOLIO MANAGERS

     Roxbury Capital Management, LLC manages the Select Growth Trust. Anthony H. Browne founded Roxbury Capital Management, LLC's predecessor, Roxbury Capital Management in 1986. On July 31, 1998, Roxbury Capital Management entered into a strategic partnership with affiliates of Wilmington Trust Company. A Wilmington affiliate owns 100% preferred interests, and Roxbury Capital Management and Anthony H. Browne own approximately 60% common interests in Roxbury Capital Management, LLC ("Roxbury"). The firm continues to be managed by Roxbury principals and employees and significant incentives are in place to insure continuity of management and the firm's proven investment philosophy. Roxbury is located at 100 Wilshire Blvd, Suite 600, Santa Monica, California 90401.

     The Portfolio Managers are:

      -- Anthony H. Browne (since July, 2001). Mr. Browne is a co-founder and Co-Chief Investment Officer of Roxbury Capital Management and is currently a Senior Managing Director and Co-Chief Investment Officer, Portfolio Management. He oversees all aspects of Roxbury's investment and portfolio management process. Tony has 30 years of experience in the investment management field. Prior to founding Roxbury in 1986, he was President and Chief Investment Officer of CMB Investment Counselors, a Los Angeles firm with $3 billion under management. He began his career with Tweedy Browne & Co. Mr. Browne obtained his M.B.A. from Harvard Graduate School of Business and his B.A. from Harvard College.

      -- David C. Kahn (since July, 2001). Mr. Kahn is a Managing Director, Portfolio Management/Client Service for Roxbury. Prior to joining Roxbury in 1994, he was a Vice President with the Investment Management Consulting Groups of both CIBC Oppenheimer and Salomon Smith Barney. Mr. Kahn's experience also includes seven years with a New York-based proxy solicitor and merger strategist, where he developed and ran a division providing defense strategy and investor relations, consulting Fortune 1000 companies. Mr. Kahn obtained his M.B.A. from New York University and his B.A. from Bucknell University.

GLOBAL EQUITY SELECT TRUST

SUBADVISER:  Lazard Asset Management LLC ("Lazard")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolios net assets (plus any borrowings for investment purposes) in equity securities. The portfolio will invest primarily in American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World I Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.

     The Global Equity Select Trust invests primarily in equity securities, including American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) WorldIIndex that Lazard believes are undervalued based on their earnings, cash flow or asset values.

     The portfolio generally invests at least 80% of its total assets in equity securities, including American and Global Depository Receipts, of companies located in at least four different countries, including the United States. The allocation of the portfolio's assets among geographic regions may shift from time to time based on the Lazard's judgment and its analysis of market conditions. The portfolio manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Lazard's expectations.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance (A)
     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 13.71% (for the quarter ended 12/2003) and the lowest return was -17.19% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -13.6%     21.8%
         2002       2003

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Global Equity Select Trust-Series I                       21.79%     1.08%     07/16/2001
 MSCI World Index(A)                                       33.76%     0.09%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

SUBADVISER AND PORTFOLIO MANAGERS

     Lazard manages the Global Equity Select Trust. Lazard, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

     The Portfolio Managers are:

      -- John R. Reinsberg (since July, 2001). Mr. Reinsberg is a Managing Director of Lazard Freres. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 21 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.

      -- Gabrielle Boyle (since May, 2003). Ms. Bennett is a Managing Director of Lazard Freres and a Portfolio Manager on Lazard's International Equity team and a member of the London-based European Equity team. He joined Lazard in 1993. Before joining Lazard, she was employed by Royal Insurance Asset Management. Ms. Boyle earned a BA (Honors) in Economics and History in 1989 and a M.A. in Economics in 1990, both from University College, Dublin.

      -- Michael Powers (since July, 2001). Mr. Powers is a Director of Lazard Freres and a member of the International Equity, International Equity Select, and European Equity Select teams. He joined Lazard in 1990. Before joining Lazard he was vice president of Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.

      -- Andrew Lacey (since July, 2001). Mr. Lacey is a Managing Director of Lazard Freres and a portfolio manager focusing on U.S. equity products, who is also a member of the Global Equity Select, Global ex-Australia and Global Trend Funds teams. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his MBA from Columbia University. Mr. Lacey also has a BA from Wesleyan University.

CORE VALUE TRUST

SUBADVISER:  Rorer Asset Management, LLC ("Rorer")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $5 billion at the time of purchase. Rorer seeks to select securities for the portfolio that it believes to be undervalued relative to the stock market in general.

     Rorer seeks to achieve the portfolio's objective by investing the portfolio's assets, under normal market conditions, primarily in equity securities of companies with market capitalization greater than $5 billion at the time of purchase. Rorer seeks to select securities for the portfolio which it believes to be undervalued relative to the stock market in general.

     The Rorer approach to stock selection starts with a quality universe of those stocks that are included in the S&P 500 Index and the Russell 1000 Index that are U.S. domiciled, have five years of trading history and a market capitalization in excess of $5 billion. These companies are subjected to a rigorous quantitative screening process designed to filter out a list of potential purchase candidates based on two factors: attractive valuation and earnings momentum. The valuation methodology identifies the equities of those companies trading below historic valuation norms relative to the market as defined by the S&P 500. The earnings momentum measure identifies those companies, which are experiencing upward estimate revisions from the analytical community and, thereby, have the best potential to provide positive earnings.

     Buy: After the screening process is complete, fundamental and economic analysis is performed on those 75-100 companies, which meet the valuation, earnings momentum and portfolio guidelines. This fundamental analysis is extensive in scope and rigorous in its discipline. The analysis of each company's fundamentals, including interest rate and business cycle analysis and trading liquidity, is always considered as a whole before the time of purchase.

     Sell: The Rorer sell process is highly disciplined. It was designed to eliminate the emotion often associated with the decision of whether or not to sell a particular stock. In its implementation, it seeks to realize substantial profits after they have been earned or, conversely, to conserve capital when circumstances so dictate. Specifically, an upside price objective is established at the time of purchase. This price target is set at a level that the stock is reasonably expected to achieve within an 18-24 month time frame. Alternatively, a stock will be sold if its fundamentals fail to meet expectations or if its position size exceeds certain portfolio guidelines (See Portfolio Guidelines). Finally, a relative stop-loss provision, calculated from the firm's average price, forces the sale of any security, which as a full position deteriorates 15% from the firm's average cost relative to the S&P 500 Index. Together, these disciplines form a solid investment process with the objective of recognizing and controlling risk.

Portfolio Design:

     The foregoing research process results in the purchase of a portfolio of approximately 30-40 companies, with a 3% position, at cost, representing a "full position" for each company in the portfolio. In addition, exposure in any single industry is limited to 20% of the total value of the portfolio and sectors are limited to 2.5x S&P 500 weighting (except sectors representing less than 5% of the S&P 500 where positions are limited to three issues). Lastly, as a risk reducing measure, a company's position is pared back once its valuation, due to market appreciation, reaches 5-6% of the total value of the portfolio.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Core Value Trust may place all or a portion of its assets in cash or cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited. The Core Value Trust seeks to maintain no more than 10% of its assets in cash or cash equivalents during normal market conditions and it anticipates that no more than 5% of its assets will be invested in cash or cash equivalents under normal market conditions.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The price of the securities purchased by the portfolio will increase if other investors in the stock market subsequently believe that the securities are undervalued and are willing to pay a higher price for them. If other investors in the stock market continue indefinitely to undervalue these securities, or if in fact these securities are not undervalued, the value of the portfolio may decline.

Performance (A)
     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 14.56% (for the quarter ended 6/2003) and the lowest return was - 17.14% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -20.8%     23.9%
         2002       2003

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Core Value Trust-Series I                                23.89%    -2.75%     07/16/2001
 Russell 1000 Value Index(A)                              30.03%     1.98%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

SUBADVISER AND PORTFOLIO MANAGERS

     Rorer manages the Core Value Trust. Rorer, located at One Liberty Place, Philadelphia, Pennsylvania 19103, is a 26-year old firm which as of December 31, 2003 managed approximately $9.4 billion in assets primarily through a Large Cap Value discipline. Rorer focuses on high quality, but currently "out of favor" securities with strong fundamentals, which are positioned for growth. The most significant factor that distinguishes Rorer from its peers is its strong sell discipline. Rorer is 65% owned by Affiliated Managers Group.

     The Portfolio Managers are:

      -- Edward C. Rorer (since July, 2001). Mr. Rorer founded Rorer in 1978 and is the firm's Chairman & Chief Investment Officer and a member of the Investment Policy Committee. He received his M.B.A. from the University of Pennsylvania and his B.A. from Trinity College.

      -- Clifford B. Storms, Jr. CFA, EVP (since July, 2001). Mr. Storms joined Rorer in 1990 and is the firm's Executive Vice President, Director of Research, and a member of the Investment Policy Committee. He received his M.B.A. from the University of North Carolina at Chapel Hill and his B.A. from Dickinson College.

      -- Suzanne M. Hannigan, CFA (since July, 2001). Ms. Hannigan joined Rorer in 1996 and is a Senior Equity Analyst and member of the Investment Policy Committee. She received her B.A. from Holy Family College.

      -- Robert D. Leininger, CFA (since July, 2001). Mr. Leininger joined Rorer in 1997 and is a Senior Equity Analyst and member of the Investment Policy Committee. He received his M.B.A. from The University of Pennsylvania and his B.A. from Amherst College.

                          ADDITIONAL INFORMATION ABOUT

                          THE PORTFOLIOS' INVESTMENTS

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

     The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

NON-DIVERSIFIED PORTFOLIOS

     Definition of Non-Diversified. Any portfolio that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the portfolio's own investment restrictions and the diversification requirements of the Internal Revenue Code (the "Code"). In contrast, a diversified portfolio may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

     Risks. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

EQUITY SECURITIES

     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies the portfolio is invested in decline or if overall market and economic conditions deteriorate. Even portfolios that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED INCOME SECURITIES

     Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

     Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

     Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

     Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES

     Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General Risks

 -- Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

 -- Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

 -- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

 -- Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed Income Securities
     Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed Income
Securities
     Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

 -- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

 -- Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

 -- Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

 -- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

 -- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

 -- Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

     The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

 -- Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the portfolio could still lose money.

 -- Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the portfolio from selling its investment and taking the money out of the country.

 -- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

 -- Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

 -- Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

 -- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

     Certain of the portfolios may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

EXCHANGE TRADED FUNDS (ETFS)

     These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

STRIPPED SECURITIES

     Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the portfolio and not the purchase of shares of the portfolio.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

     When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

     Collateralized Mortgage Obligations. The portfolio may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SECURITIES LINKED TO THE REAL ESTATE MARKET

     Investing in securities of companies in the real estate industry subjects a portfolio to the risks associated with the direct ownership of real estate. These risks include:

 --   Declines in the value of real estate;      --   Change in zoning laws;
 --   Risks related to general and local         --   Losses due to costs resulting from the
      economic conditions;                            clean-up of environmental problems;
 --   Possible lack of availability of mortgage  --   Liability to third parties for damages
      funds;                                          resulting from environmental problems;
 --   Overbuilding;                              --   Casualty or condemnation losses;
 --   Extended vacancies of properties;          --   Limitations on rents;
 --   Increased competition;                     --   Changes in neighborhood values and the
 --   Increases in property taxes and operating       appeal of properties to tenants; and
      expenses;                                  --   Changes in interest rates.

     Therefore, for a portfolio investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the portfolio's shares may change at different rates compared to the value of shares of a portfolio with investments in a mix of different industries.

     Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" above for a discussion of the risks associated with invests in these companies.

INDUSTRY OR SECTOR INVESTING

     When a portfolio's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a portfolio which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

     Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any portfolio that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other portfolios that invest primarily in small company securities.

     Financial Services Industry. A portfolio investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

     Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

     Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

     Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry.

Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

     Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

     Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

IPOS ("INITIAL PUBLIC OFFERINGS")

                               ------------------

     Certain portfolios may invest a portion of their assets in shares of initial public offerings ("IPOs"). IPOs may have a magnified impact on the performance of a portfolio with a small asset base. The impact of IPOs on a portfolio's performance likely will decrease as the portfolio's asset size increases, which could reduce the portfolio's returns. IPOs may not be consistently available to a portfolio for investing, particularly as the portfolio's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a portfolio may hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses for a portfolio, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

                               ------------------

     Additional risks of investing in the types of securities mentioned above are contained in the Statement of Additional Information.

ADDITIONAL INVESTMENT POLICIES

     Subject to certain restrictions and except as noted below, each of the portfolios of the Trust may use the following investment strategies and purchase the following types of securities. Except in the case of repurchase agreements, the disclosure below does not apply to the American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust. The investment strategies of the underlying master funds for each of these portfolios are set for in the master fund prospectus (the "American Funds Insurance Series" prospectus) which accompanies this prospectus.

LENDING OF PORTFOLIO SECURITIES

     Each portfolio may lend its securities so long as such loans do not represent more than 33 1/3% of a portfolio's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

     In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its record liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

U.S. GOVERNMENT SECURITIES

     Certain of the portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

REPURCHASE AGREEMENTS

     Each of the portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

REVERSE REPURCHASE AGREEMENTS

     Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The portfolio will maintain on its records liquid assets such as cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

FOREIGN REPURCHASE AGREEMENTS

     Certain Trust portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

MORTGAGE DOLLAR ROLLS

     Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

     At the time a portfolio enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash, U.S. Government Securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

     A portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

WARRANTS

     Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

ILLIQUID SECURITIES

     Each portfolio of the Trust is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

     Unless otherwise explicitly prohibited in the description of a portfolio, each of the portfolios may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

SHORT SALES

     Certain of the portfolios may make short sales of securities. This means a portfolio may sell a security that it does not own in anticipation of a decline in the market value of the security. The portfolio generally borrows the security to deliver to the buyer in a short sale. The portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The portfolio must pay the lender interest on the security it borrows, and the portfolio will lose money if the price of the security increases between the time of the short sale and the date when the portfolio replaces the borrowed security. Certain of the portfolios may also make short sales "against the box." In a short sale against the box, at the time of sale, the portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

     Until a portfolio closes its short position or replaces a borrowed security, the portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

LOAN PARTICIPATIONS

     Certain of the portfolios may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

                               ------------------

     These investment strategies and securities are described further in the Statement of Additional Information.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

     Individual portfolios may be authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

      -- exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,
      --   financial futures contracts (including stock index futures),

      --   interest rate transactions*, and
      --   currency transactions**

Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus of each portfolio (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the portfolio.

* A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars.

**A portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and Other Strategic Transactions may be used for the following purposes:

      -- to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations,

      -- to protect a portfolio's unrealized gains in the value of its securities,

      -- to facilitate the sale of a portfolio's securities for investment purposes,

      -- to manage the effective maturity or duration of a portfolio's securities or

      -- to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.

      -- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its Subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a Subadviser will only use Hedging and Other Strategic Transactions in a portfolio primarily for hedging purposes or to gain exposure to a particular securities market., if the transaction is not successful it could result in a loss to the portfolio. These transactions may also increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to the portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

                            MANAGEMENT OF THE TRUST

ADVISORY ARRANGEMENTS

     Manufacturers Securities Services, LLC (the "Adviser") is the adviser to the Trust. The Adviser is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     The Adviser administers the business and affairs of the Trust. The Adviser also selects, contracts with and compensates Subadvisers to manage the investment and reinvestment of the assets of all portfolios of the Trust. The Adviser does not itself manage any of the Trust portfolio assets but has ultimate responsibility to oversee the Subadvisers. In this connection, the Adviser (i) monitors the compliance of the Subadvisers with the investment objectives and related policies of each portfolio, (ii) reviews the performance of the Subadvisers and (iii) reports periodically on such performance to the Trustees of the Trust.

     The Trust has received an order from the SEC permitting the Adviser to appoint a Subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The Trust, therefore, is able to change Subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a Subadviser that is an affiliate of the Adviser or the Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders. Currently, MFC Global Investment Management (U.S.A.) Limited is an Affiliated Subadviser.

     As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

     The following table presents a schedule of the management fees each portfolio currently is obligated to pay the Adviser as a percentage of average annual net assets. For information on the advisory fee for the underlying master fund for each of the American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust please refer to the master fund prospectus (the American Funds Insurance Series prospectus) which accompanies this prospectus as well as the disclosure regarding these four portfolios set forth above under "Fees and Expenses for Each Portfolio."

                                                         BETWEEN            BETWEEN             BETWEEN
                                         FIRST       $50 MILLION AND    $200 MILLION AND    $500 MILLION AND    EXCESS OVER
PORTFOLIO                             $50 MILLION     $200 MILLION        $500 MILLION         $1 BILLION       $1 BILLION
---------                             -----------    ---------------    ----------------    ----------------    -----------
Science & Technology................     0.950%           0.950%             0.950%              0.900%            0.900%
Pacific Rim (formerly, Pacific Rim
  Emerging Markets).................     0.700%           0.700%             0.700%              0.600%            0.600%
Health Sciences.....................     0.950%           0.950%             0.950%              0.900%            0.900%
Emerging Growth.....................     0.700%           0.700%             0.700%              0.700%            0.700%
Aggressive Growth...................     0.850%           0.850%             0.850%              0.800%            0.800%
Emerging Small Company..............     0.900%           0.900%             0.900%              0.870%            0.850%
Small Company Blend.................     0.900%           0.900%             0.900%              0.900%            0.900%
Dynamic Growth......................     0.850%           0.850%             0.850%              0.800%            0.800%
Mid Cap Stock.......................     0.775%           0.775%             0.750%              0.725%            0.725%
Natural Resources...................     0.950%           0.900%             0.900%              0.900%            0.900%
All Cap Growth......................     0.800%           0.800%             0.800%              0.750%            0.750%
Strategic Opportunities.............     0.700%           0.700%             0.700%              0.700%            0.700%
International Stock.................     0.850%           0.850%             0.850%              0.800%            0.800%
Overseas............................     0.800%           0.800%             0.800%              0.800%            0.800%
International Small Cap.............     0.950%           0.950%             0.850%              0.750%            0.750%
International Value.................     0.850%           0.850%             0.750%              0.700%            0.700%
Quantitative Mid Cap................     0.650%           0.650%             0.550%              0.550%            0.550%
Quantitative All Cap................     0.650%           0.600%             0.600%              0.600%            0.600%
All Cap Core (formerly, Growth).....     0.700%           0.700%             0.700%              0.650%            0.650%
Quantitative Equity.................     0.600%           0.600%             0.600%              0.550%            0.500%
Blue Chip Growth....................     0.725%           0.725%             0.725%              0.725%            0.700%
U.S. Large Cap (formerly,
  U.S. Large Cap Value).............     0.725%           0.725%             0.725%              0.725%            0.700%
Real Estate Securities..............     0.600%           0.600%             0.600%              0.600%            0.600%
Small Cap Opportunities.............     0.900%           0.900%             0.900%              0.850%            0.850%
Small Company Value.................     0.900%           0.900%             0.900%              0.900%            0.900%
Special Value.......................     0.900%           0.900%             0.900%              0.850%            0.850%
Mid Cap Value.......................     0.800%           0.800%             0.750%              0.725%            0.725%
Value...............................     0.650%           0.650%             0.625%              0.550%            0.550%
Equity Index........................     0.250%           0.250%             0.250%              0.250%            0.250%
Growth & Income.....................     0.600%           0.600%             0.600%              0.550%            0.500%
Great Companies -- America..........     0.750%           0.750%             0.750%              0.700%            0.700%
Equity-Income.......................     0.725%           0.725%             0.725%              0.725%            0.700%
Income & Value......................     0.650%           0.650%             0.650%              0.650%            0.650%
Balanced............................     0.600%           0.550%             0.500%              0.500%            0.500%

                                                         BETWEEN            BETWEEN             BETWEEN
                                         FIRST       $50 MILLION AND    $200 MILLION AND    $500 MILLION AND    EXCESS OVER
PORTFOLIO                             $50 MILLION     $200 MILLION        $500 MILLION         $1 BILLION       $1 BILLION
---------                             -----------    ---------------    ----------------    ----------------    -----------
Global Allocation (formerly,
  Tactical Allocation)..............     0.750%           0.750%             0.750%              0.700%            0.700%
High Yield..........................     0.625%           0.625%             0.625%              0.550%            0.550%
Strategic Bond......................     0.625%           0.625%             0.625%              0.550%            0.550%
Global Bond.........................     0.600%           0.600%             0.600%              0.600%            0.600%
Diversified Bond....................     0.600%           0.600%             0.600%              0.600%            0.600%
Investment Quality Bond.............     0.500%           0.500%             0.500%              0.450%            0.450%
Total Return........................     0.600%           0.600%             0.600%              0.600%            0.600%
Real Return Bond....................     0.600%           0.600%             0.600%              0.600%            0.600%
U.S. Government Securities..........     0.550%           0.550%             0.550%              0.450%            0.450%
Money Market........................     0.350%           0.350%             0.350%              0.350%            0.350%
Small Cap Index.....................     0.375%           0.375%             0.375%              0.375%            0.375%
International Index.................     0.400%           0.400%             0.400%              0.400%            0.400%
Mid Cap Index.......................     0.375%           0.375%             0.375%              0.375%            0.375%
Total Stock Market..................     0.375%           0.375%             0.375%              0.375%            0.375%
500 Index...........................     0.375%           0.375%             0.375%              0.375%            0.375%
Small-Mid Cap.......................     0.950%           0.950%             0.950%              0.950%            0.950%

                                                         BETWEEN            BETWEEN             BETWEEN
                                         FIRST       $50 MILLION AND    $250 MILLION AND    $500 MILLION AND    EXCESS OVER
PORTFOLIO                             $50 MILLION     $250 MILLION        $500 MILLION         $1 BILLION       $1 BILLION
---------                             -----------    ---------------    ----------------    ----------------    -----------
International Equity Select.........     0.900%           0.900%             0.850%              0.800%            0.800%
Global Equity Select................     0.900%           0.900%             0.850%              0.800%            0.800%
Financial Services..................     0.800%           0.750%             0.750%              0.700%            0.700%
Fundamental Value...................     0.800%           0.750%             0.750%              0.700%            0.700%
All Cap Value.......................     0.750%           0.750%             0.700%              0.650%            0.650%

                                                         BETWEEN             BETWEEN             BETWEEN
                                        FIRST        $100 MILLION AND    $200 MILLION AND    $500 MILLION AND    EXCESS OVER
PORTFOLIO                            $100 MILLION      $200 MILLION        $500 MILLION         $1 BILLION       $1 BILLION
---------                            ------------    ----------------    ----------------    ----------------    -----------
Small-Mid Cap Growth...............     0.800%            0.750%              0.750%              0.750%            0.750%
Select Growth......................     0.800%            0.750%              0.750%              0.750%            0.750%
Core Value.........................     0.800%            0.750%              0.750%              0.750%            0.750%
Lifestyle Aggressive 1000..........     0.075%            0.050%              0.050%              0.050%            0.050%
Lifestyle Growth 820...............     0.075%            0.050%              0.050%              0.050%            0.050%
Lifestyle Balanced 640.............     0.075%            0.050%              0.050%              0.050%            0.050%
Lifestyle Moderate 460.............     0.075%            0.050%              0.050%              0.050%            0.050%
Lifestyle Conservative 280.........     0.075%            0.050%              0.050%              0.050%            0.050%

                                                         BETWEEN            BETWEEN
                                        FIRST        $50 MILLION AND    $100 MILLION AND      EXCESS OVER
PORTFOLIO                            $50 MILLION      $100 MILLION        $250 MILLION        $250 MILLION
---------                            -----------     ---------------    ----------------      ------------
High Grade Bond...................      0.600%            0.550%             0.500%              0.450%

                                       FIRST          EXCESS OVER
PORTFOLIO                          $300 MILLION       $300 MILLION
---------                          ------------       ------------
Capital Appreciation.............      0.750%            0.700%

                                       FIRST          EXCESS OVER
PORTFOLIO                           $1 BILLION         $1 BILLION
---------                           ----------        -----------
Global (formerly, Global
  Equity)........................      0.750%            0.700%

                                       FIRST          EXCESS OVER
PORTFOLIO                          $750 MILLION       $750 MILLION
---------                          ------------       ------------
Large Cap Growth.................      0.750%            0.700%

                                                        BETWEEN             BETWEEN             BETWEEN
                                       FIRST        $300 MILLION AND    $600 MILLION AND    $900 MILLION AND    EXCESS OVER
PORTFOLIO                          $300 MILLION       $600 MILLION        $900 MILLION        $1.5 BILLION      $1.5 BILLION
---------                          ------------     ----------------    ----------------    ----------------    ------------
Strategic Growth.................      0.750%            0.725%              0.700%              0.675%            0.600%
Strategic Value (formerly,
  Capital Opportunities).........      0.750%            0.725%              0.700%              0.675%            0.600%
Utilities........................      0.750%            0.725%              0.700%              0.675%            0.600%

                                                        BETWEEN             BETWEEN             BETWEEN
                                       FIRST        $10 MILLION AND     $50 MILLION AND     $200 MILLION AND    EXCESS OVER
PORTFOLIO                           $10 MILLION       $50 MILLION         $200 MILLION        $500 MILLION      $500 MILLION
---------                           -----------     ---------------     ---------------     ----------------    ------------
Mid Cap Core.....................      0.850%            0.800%              0.775%              0.750%            0.725%

                                                        BETWEEN             BETWEEN
                                       FIRST        $100 MILLION AND    $300 MILLION AND      EXCESS OVER
PORTFOLIO                          $100 MILLION       $300 MILLION        $500 MILLION        $500 MILLION
---------                          ------------     ----------------    ----------------      ------------
Large Cap Value..................      0.750%            0.750%              0.725%              0.700%

                                                        BETWEEN
                                       FIRST          $500 MILLION        EXCESS OVER
PORTFOLIO                          $500 MILLION      AND $1 BILLION        $1 BILLION
---------                          ------------      --------------       -----------
U.S. Global Leaders Growth.......     0.6125%             0.575%             0.575%
Classic Value....................      0.775%            0.7325%             0.700%
Quantitative Value...............      0.600%             0.550%             0.500%
Strategic Income.................      0.625%             0.550%             0.550%

                                       FIRST          EXCESS OVER
PORTFOLIO                          $125 MILLION       $125 MILLION
---------                          ------------       ------------
Small Company....................      0.950%            0.900%

                                       FIRST          EXCESS OVER
PORTFOLIO                          $350 MILLION       $350 MILLION
---------                          ------------       ------------
Core Equity......................      0.750%            0.650%

     The following table presents the investment advisory fee paid by each portfolio of the Trust for the year ended December 31, 2003.

                                                                ADVISORY FEE AS A
PORTFOLIO                                                         DOLLAR AMOUNT
---------                                                       -----------------
Science & Technology Trust..................................      $  4,681,446
Pacific Rim Trust (formerly Pacific Rim Emerging Markets
  Trust)....................................................           429,130
Health Sciences Trust.......................................         1,092,397
Emerging Growth Trust.......................................            25,370
Aggressive Growth Trust.....................................         2,206,081
Emerging Small Company Trust................................         3,373,559
Small Company Blend Trust...................................         1,426,321
Dynamic Growth Trust........................................         1,127,166
Mid Cap Stock Trust.........................................         2,065,374
Natural Resources Trust.....................................           689,622
All Cap Growth Trust........................................         4,162,214
Strategic Opportunities Trust...............................         3,670,593
Financial Services Trust....................................           515,197
International Stock Trust...................................         2,614,274
Overseas Trust..............................................         2,941,631
International Small Cap Trust...............................         1,862,419

                                                                ADVISORY FEE AS A
PORTFOLIO                                                         DOLLAR AMOUNT
---------                                                       -----------------
International Value Trust...................................         2,527,140
Quantitative Mid Cap Trust..................................           614,214
Mid Cap Core Trust..........................................           180,602
Global Trust (formerly, Global Equity Trust)................         2,708,494
Strategic Growth Trust......................................         1,488,580
Capital Appreciation Trust..................................         1,114,821
Quantitative All Cap Trust..................................            15,620
All Cap Core Trust..........................................         1,746,290
Large Cap Growth Trust......................................         3,321,396
Quantitative Equity Trust...................................         1,507,407
Blue Chip Growth Trust......................................         9,155,555
U.S. Large Cap Trust........................................         3,463,143
Strategic Value Trust.......................................           666,775
Large Cap Value Trust.......................................            35,746
Utilities Trust.............................................           298,813
Real Estate Securities Trust................................         2,765,858
Small Cap Opportunities Trust...............................           258,418
Small Company Value Trust...................................         3,737,802
Special Value Trust.........................................            71,496
Mid Cap Value Trust.........................................         2,831,730
Value Trust.................................................         1,628,789
All Cap Value Trust.........................................         1,175,734
Equity Index Trust..........................................           185,625
Fundamental Value Trust.....................................         3,165,632
Growth & Income Trust.......................................         8,314,092
Great Companies -- America..................................             7,159
Equity-Income Trust.........................................         9,193,136
Income & Value Trust........................................         3,432,039
Balanced Trust..............................................           826,923
Global Allocation Trust.....................................           498,796
High Yield Trust............................................         3,904,182
Strategic Bond Trust........................................         3,254,319
Global Bond Trust...........................................         1,481,608
Diversified Bond Trust......................................         2,209,424
Investment Quality Bond Trust...............................         2,581,493
Total Return Trust..........................................         8,627,857
Real Return Bond Trust......................................           801,605
U.S. Government Securities Trust............................         4,213,924
Money Market Trust..........................................         5,235,724
Small Cap Index Trust.......................................           402,004
International Index Trust...................................           288,461
Mid Cap Index Trust.........................................           489,790
Total Stock Market Index Trust..............................           405,708
500 Index Trust.............................................         3,290,414
Lifestyle Aggressive 1000 Trust.............................           180,863
Lifestyle Growth 820 Trust..................................           650,210
Lifestyle Balanced 640 Trust................................           747,831
Lifestyle Moderate 460 Trust................................           302,152
Lifestyle Conservative 260 Trust............................           220,906

                                                                ADVISORY FEE AS A
PORTFOLIO                                                         DOLLAR AMOUNT
---------                                                       -----------------
Small-Mid Cap Growth Trust..................................            17,676
Small-Mid Cap Trust.........................................         1,019,650
International Equity Select Trust...........................           719,514
Select Growth Trust.........................................            20,260
Global Equity Select Trust..................................            24,336
Core Value Trust............................................            22,738
High Grade Bond Trust.......................................           716,128
Total for all Portfolios....................................      $141,649,396

Advisory Fee Waivers
     Science & Technology, Health Sciences, Small Company Value, Blue Chip Growth and Equity-Income Trusts. The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, Blue Chip Growth Trust and Equity-Income Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

COMBINED ASSET LEVELS                                              FEE REDUCTION
---------------------                                           -------------------
                                                                (AS A PERCENTAGE OF
                                                                 THE ADVISORY FEE)
First $750 million..........................................           0.00%
Between $750 million and $1.5 billion.......................            5.0%
Between $1.5 billion and $3.0 billion.......................            7.5%
Over $3.0 billion...........................................             10%

     The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the Adviser.

     Global and International Value Trusts. Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. These advisory fee waivers may be terminated at any time.

Expense Reimbursement.
     All Portfolios Except the Lifestyle Trusts. Advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds the annual rate specified below of the average annual net assets of the portfolio:

     - 0.10% in the case of the Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust
     - 0.15% in the case of the Equity Index Trust, International Equity Select Trust, Global Equity Select Trust
     - 0.050% in the case of the International Index Trust and the 500 Index Trust,
     - 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and the Total Stock Market Index Trust,
     - 0.75% in the case of the International Small Cap, Global, Global Bond, International Value, Overseas, International Stock and Pacific Rim Trusts,
     -  0.50% in the case of all other portfolios except the Lifestyle Trusts.

     Lifestyle Trusts. If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation, (f) Rule 12b-1 fees, (g) transfer agency fees, blue sky fees and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

     These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. These voluntary expense reimbursements may be terminated at any time.

SUBADVISORY ARRANGEMENTS

     Under the terms of each of the Subadvisory Agreements, the Subadviser manages the assets of the assigned portfolios, subject to the supervision of the Adviser and the Trustees of the Trust. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in this Prospectus. Each Subadviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

                      MULTICLASS PRICING; RULE 12B-1 PLANS

MULTIPLE CLASSES OF SHARES

     The Trust may issue three classes of shares, Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares) and Series III (also referred to as "Class R shares"). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights.

     Series III Shares. Only certain "Qualified Plans" and certain permitted entities may invest in Series III shares. For this purpose, a "Qualified Plan" includes: (i) a plan described in Section 401(a) of the Code; (ii) an annuity plan described in 403(a) of the Code; (iii) an annuity contract described in
Section 403(b) of the Code, including a custodial account described in Section 403(b)(7) of the Code; (iv) an individual retirement account described in
Section 408(a) of the Code; (v) an individual retirement annuity described in
Section 408(b) of the Code; (vi) a governmental plan within the meaning of
Section 414(d) of the Code; (vii) an eligible deferred compensation plan described in Section 457(b) of the Code; (viii) a simplified employee pension described in Section 408(k) of the Code; (ix) a plan described in Section 501(c)(18) of the Code; and (x) any other trust, plan, account, contract, or annuity that the Internal Revenue Service has determined to be within the scope of Section 1.817-5(f)(3)(iii) of the Income Tax Regulations.

RULE 12B-1 PLANS OF EACH CLASS

     Series I shares of each portfolio are subject to a Rule 12b-1 fee of .15% of Series I share average daily net assets except as follows:

      -- Equity Index Trust and the Lifestyle Trusts are not subject to a Rule 12b-1 fee.

      -- American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust are subject to a Rule 12b-1 fee of .35%. In addition, each master fund pays a Rule 12b-1 fee of .25% of average annual net assets of the master fund.

     Series II shares of each portfolio are subject to a Rule 12b-1 fee of up to ..35% of Series II share average daily net assets except as follows:

      -- Equity Index Trust and the Lifestyle Trusts are not subject to a Rule 12b-1 fee.

      -- American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust are subject to a Rule 12b-1 fee of .50%. In addition, each master fund pays a Rule 12b-1 fee of .25% of average annual net assets of the master fund.

     Series III shares of each portfolio are subject to a Rule 12b-1 fee of up to .50% of Series III share average daily net assets (.15% in the case of the Lifestyle Trusts) except as follows:

      -- Equity Index Trust, American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust do not offer Series III shares.

      --   The Lifestyle Trusts are subject to a Rule 12b-1 fee of .15%.

     Rule 12b-1 fees will be paid to the Trust's Distributor, Manufacturers Financial Securities LLC, or any successor thereto.

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

          (i) for any expenses relating to the distribution of the shares of the class,

          (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

          (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     Rule 12b-1 fees are paid out of a portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a portfolio and may, over time, be greater than other types of sales charges.

                              GENERAL INFORMATION

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

     The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

     Because the Trust complies with the ownership restrictions of Treas. Reg.
Section 1.817-5(f) and Rev. Rule 81-225 (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

      -- would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

      -- the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

     In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

FOREIGN INVESTMENTS

     Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a portfolio of the Trust.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST

     For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.
                               ------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the Statement of Additional Information for additional information on taxes.

DIVIDENDS

     The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. Dividends from the net investment income and the net capital gain, if any, for each portfolio except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

     Shares of each portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. The Trust sells its shares directly without the use of any underwriter. Shares of each portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      -- trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;
      -- an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or
      -- the SEC by order so permits for the protection of security holders of the Trust.

Calculation of Net Asset Value
     The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:

          (i) days on which changes in the value of such portfolio's portfolio securities will not materially affect the current net asset value of the shares of the portfolio,
          (ii) days during which no shares of such portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or
          (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset values per share of all portfolios, except the Money Market Trust, are computed by:

          (i) adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds,
          (ii) subtracting all its liabilities, and
          (iii) dividing the result by the total number of shares outstanding of that portfolio at such time.

Securities held by each of the portfolios, except securities held by the Money Market and Lifestyle Trusts and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees or their designee although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

     All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis. Underlying Portfolio shares held by the Lifestyle Trust are valued at their net asset value.

     Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith by the Trustees or their designee. Fair value pricing in these circumstances will help ensure that shareholders buying and selling shares on this date receive a price that accurately reflects the value of the securities as of the close of the New York Stock Exchange as opposed to a price that reflects values of securities which are no longer accurate. Fair value pricing in these circumstances will also help ensure that aggressive traders are not able to purchase shares of a portfolio at a deflated price that reflects stale security valuations and then immediately sell these shares at a gain.

DISRUPTIVE SHORT TERM TRADING

     None of the Trust portfolios are designed for short-term investing since such activity may increase portfolio transaction costs and be disruptive to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies). The Board of Trustees of the Trust as adopted the following policy regarding short-term investing in the Trust:


     Management of the Trust will monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of short-term trading that it believes, in its sole discretion, is significantly disrupting (or may potentially significantly disrupt) management of a portfolio or materially increasing portfolio transaction costs ("Disruptive Short-Term Trading"), the Trust may impose restrictions on such trading. Since shares of the Trust are sold primarily to separate accounts of affiliated insurance companies, the Trust's participation agreement with such insurance companies requires the insurance companies to impose trading restrictions on its contract owners if requested by the Trust. In addition, since trading in shares of Series I and Series II of the Trust is effected through the insurance company separate accounts and not directly through the Trust, the Trust's participation agreement also provides that each insurance company may impose restrictions on transfers in addition to those requested by the Trust.


     Currently, Series III shares of the Trust are sold directly to qualified retirement plans. In the case of Series III shares, the Trust restricts transfers to two per month per account. (For purposes of this restriction, all transfers made during the period from the opening of trading each day the net asset value of the shares are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer.) Shareholders may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the assets in an account are transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, for a 30 day period after such transfer, no subsequent transfers from the Money Market Trust to another portfolio of the Trust may be made. This restriction is applied uniformly to all participants in qualified retirement plans. The Trust also reserves the right to take other actions to restrict trading as noted below.

     Actions that the Trust or the insurance companies may take to restrict Disruptive Short-Term Trading include, but are not limited to:

      --   restricting the number of transfers made during a defined period,

      --   restricting the dollar amount of transfers,

      -- restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

      --   restricting transfers into and out of certain Trust portfolios.


     Investors in the Trust should note that while the Trust seeks to identify and prevent Disruptive Short-Term Trading, it is not always possible to do so. Therefore, no assurance can be given that the Trust will successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust is unsuccessful in restricting Disruptive Short-Term Trading, the portfolios may incur higher brokerage costs, may maintain higher cash levels, (limiting their ability to achieve their investment objective) and may be exposed to dilution with respect to interests held for long-term investment.


PURCHASERS OF SHARES OF THE TRUST


     Shares of the Trust may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans ("Qualified Plans"). Due to differences in tax treatments and other considerations, the interests of various contract owners participating in the Trust and the interests of Qualified Plans investing the Trust may conflict. The Board of Trustees of the Trust will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table included with each portfolio description is intended to help investors understand the financial performance of the portfolio for the past five years (or since inception in the case of a portfolio in operation for less than five years. Certain information reflects financial results for a single share of a Trust portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Trust portfolio (assuming reinvestment of all dividends and distributions). The financial statements of the Trust as of December 31, 2003, have been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP is included, along with the Trust's financial statements, in the Trust's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

     The performance information included in the "Financial Highlights" does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------


                                                               MID CAP STOCK TRUST
                        --------------------------------------------------------------------------------------------------
                                               SERIES I                                   SERIES II            SERIES III
                        -------------------------------------------------------   --------------------------   -----------
                                                                                   YEAR ENDED
                                YEARS ENDED DECEMBER 31,            05/01/1999*   DECEMBER 31,   1/28/2002*    9/05/2003*
                        -----------------------------------------       TO        ------------       TO            TO
                         2003@      2002@      2001@      2000@     12/31/1999       2003@       12/31/2002@   12/31/2003@
                        --------   --------   --------   --------   -----------   ------------   -----------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $   8.34   $  10.77   $  12.10   $  12.60    $  12.50     $       8.34   $     10.64   $     10.75
Income from investment
operations:
----------------------
       Net investment
       income (loss)       (0.05)     (0.05)     (0.04)     (0.01)      (0.01)           (0.08)        (0.05)        (0.04)
       Net realized
       and unrealized
       gain (loss) on
       investments and
       foreign
       currency
       transactions         3.58      (2.38)     (1.29)     (0.49)       0.11             3.58         (2.25)         1.16
                        --------   --------   --------   --------    --------     ------------   -----------   -----------
       Total from
       investment
       operations           3.53      (2.43)     (1.33)     (0.50)       0.10             3.50         (2.30)         1.12
                        --------   --------   --------   --------    --------     ------------   -----------   -----------
NET ASSET VALUE, END
OF PERIOD               $  11.87   $   8.34   $  10.77   $  12.10    $  12.60     $      11.84   $      8.34   $     11.87
                        ========   ========   ========   ========    ========     ============   ===========   ===========
       TOTAL RETURN(B)     42.33%    (22.56%)   (10.99%)    (3.97%)      0.80%+          41.97%       (21.62%)+       10.42%+
Net assets, end of
period (000's)          $260,191   $186,950   $153,732   $122,350     $99,504         $116,299       $31,611            $6
Ratio of expenses to
average net assets          0.99%      1.00%      1.00%      1.00%       1.03%(A)         1.19%         1.20%(A)       39.49%(A)
Ratio of expenses to
average net assets
after expense
reductions                  0.99%      1.00%      1.00%      1.00%       1.03%(A)         1.19%         1.20%(A)        1.34%(A)
Ratio of net
investment income
(loss) to average net
assets                     (0.55%)    (0.53%)    (0.36%)    (0.11%)     (0.15%)(A)        (0.75%)       (0.70%)(A)       (1.05%)(A)
Portfolio turnover
 rate                        132%       128%       170%       300%         36%             132%          128%          132%


--------------------------------------------------------------------------------

                                                             GLOBAL EQUITY TRUST
                        ----------------------------------------------------------------------------------------------
                                             SERIES I                                 SERIES II            SERIES III
                        ---------------------------------------------------   --------------------------   -----------
                                                                                             1/28/2002*    9/05/2003*
                                                                               YEAR ENDED
                                     YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                        ---------------------------------------------------   ------------       TO            TO
                         2003@      2002@      2001@      2000@      1999        2003@       12/31/2002@   12/31/2003@
                        --------   --------   --------   --------   -------   ------------   -----------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $  10.39   $  13.00   $  18.48   $  18.79   $ 20.38   $      10.39   $     12.72   $     12.02
Income from investment
operations:
----------------------
       Net investment
       income (loss)        0.10       0.08       0.12       0.25      0.23           0.08          0.05          0.06
       Net realized
       and unrealized
       gain (loss) on
       investments and
       foreign
       currency
       transactions         2.72      (2.54)     (2.78)      1.78      0.38           2.71         (2.23)         1.03
                        --------   --------   --------   --------   -------   ------------   -----------   -----------
       Total from
       investment
       operations           2.82      (2.46)     (2.66)      2.03      0.61           2.79         (2.18)         1.09
                        --------   --------   --------   --------   -------   ------------   -----------   -----------
Less distributions:
-------------------
       Dividends from
       net investment
       income              (0.10)     (0.15)     (0.40)     (0.35)    (0.13)         (0.11)        (0.15)            -
       Distributions
       from capital
       gains                   -          -      (2.42)     (1.99)    (2.07)             -             -             -
                        --------   --------   --------   --------   -------   ------------   -----------   -----------
       Total
       distributions       (0.10)     (0.15)     (2.82)     (2.34)    (2.20)         (0.11)        (0.15)            -
                        --------   --------   --------   --------   -------   ------------   -----------   -----------
NET ASSET VALUE, END
OF PERIOD               $  13.11   $  10.39   $  13.00   $  18.48   $ 18.79   $      13.07   $     10.39   $     13.11
                        ========   ========   ========   ========   =======   ============   ===========   ===========
       TOTAL RETURN(B)     27.46%    (19.11%)   (16.09%)    12.19%     3.66%         27.23%       (17.33%)+        9.07%+
Net assets, end of
period (000's)          $363,134   $347,619   $528,027   $725,419   $837,728       $19,672        $8,503          - ##
Ratio of expenses to
average net assets          1.05%      1.04%      1.01%      1.02%     1.06%          1.25%         1.24%(A)      345.59%(A)
Ratio of expenses to
average net assets
after expense
reductions                  1.05%      1.04%      1.01%      1.02%     1.06%          1.25%         1.24%(A)        1.40%(A)
Ratio of net
investment income
(loss) to average net
assets                      0.93%      0.72%      0.81%      1.44%     1.14%          0.68%         0.55%(A)        1.38%(A)
Portfolio turnover
rate                         149%        92%       156%        43%       43%           149%           92%          149%

@    Net investment income has been calculated using the average shares method.
*    Commencement of operations

##   Amount is less than $1,000

+    Not Annualized
(A)  Annualized
(B) The total return for the period ended December 31, 2003 for Series III would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------


                                                                  REAL ESTATE SECURITIES TRUST
                                -------------------------------------------------------------------------------------------------
                                                      SERIES I                                  SERIES II             SERIES III
                                ----------------------------------------------------   ---------------------------   ------------
                                              YEARS ENDED DECEMBER 31,                  YEAR ENDED     1/28/2002*     9/5/2003*
                                ----------------------------------------------------   DECEMBER 31,        TO             TO
                                 2003--     2002--     2001--     2000--      1999        2003--      12/31/2002--   12/31/2003--
                                --------   --------   --------   --------   --------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  15.44   $  15.52   $  15.57   $  12.89   $  14.76     $  15.43       $  15.44       $  18.87
Income from investment
operations:
----------------------------------
       Net investment income
       (loss)                       0.69       0.83       0.75       0.67       0.78         0.60           0.85           0.12
       Net realized and
       unrealized gain (loss)
       on investments and
       foreign currency
       transactions                 5.20      (0.38)     (0.30)      2.53      (1.94)        5.25          (0.33)          1.86
                                --------   --------   --------   --------   --------     --------       --------       --------
Total from investment
operations                          5.89       0.45       0.45       3.20      (1.16)        5.85           0.52           1.98
                                --------   --------   --------   --------   --------     --------       --------       --------
Less distributions:
-------------------
       Dividends from net
       investment income           (0.48)     (0.53)     (0.50)     (0.52)     (0.71)       (0.49)         (0.53)             -
                                --------   --------   --------   --------   --------     --------       --------       --------
       Total distributions         (0.48)     (0.53)     (0.50)     (0.52)     (0.71)       (0.49)         (0.53)             -
                                --------   --------   --------   --------   --------     --------       --------       --------
NET ASSET VALUE, END OF PERIOD  $  20.85   $  15.44   $  15.52   $  15.57   $  12.89     $  20.79       $  15.43       $  20.85
                                ========   ========   ========   ========   ========     ========       ========       ========
       TOTAL RETURN(B)             39.15%      2.58%      3.15%     25.71%     (8.00%)      38.93%          3.05%+        10.49%+
Net assets, end of period
(000's)                         $447,860   $303,070   $220,919   $257,641   $196,756     $168,405        $48,749            $21
Ratio of expenses to average
net assets                          0.80%      0.84%      0.83%      0.76%      0.77%        1.00%          1.04%(A)      11.07%(A)
Ratio of expenses to average
net assets after expense
reductions                          0.80%      0.84%      0.83%      0.76%      0.77%        1.00%          1.04%(A)       1.15%(A)
Ratio of net investment income
(loss) to average net assets        3.93%      5.28%      4.96%      4.89%      5.88%        3.33%          6.03%(A)       1.94%(A)
Portfolio turnover rate               30%        74%       116%       147%       201%          30%            74%            30%


--------------------------------------------------------------------------------


                                                                    SMALL CAP OPPORTUNITIES TRUST
                                                              ------------------------------------------
                                                                SERIES I      SERIES II      SERIES III
                                                              ------------   ------------   ------------
                                                               5/05/2003*     5/05/2003*     9/5/2003*
                                                                   TO             TO             TO
                                                              12/31/2003--   12/31/2003--   12/31/2003--
                                                              ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  12.50       $  12.50       $  14.85
Income from investment operations:
----------------------------------
       Net investment income (loss)                                 0.10           0.02           0.08
       Net realized and unrealized gain (loss) on
       investments and foreign currency transactions                4.90           4.96           2.57
                                                                --------       --------       --------
       Total from investment operations                             5.00           4.98           2.65
                                                                --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                  $  17.50       $  17.48       $  17.50
                                                                ========       ========       ========
       TOTAL RETURN                                                40.00%+        39.84%+        17.85%+
Net assets, end of period (000's)                                $35,587        $33,352             $1
Ratio of expenses to average net assets                             1.23%(A)       1.43%(A)       1.58%(A)
Ratio of net investment income (loss) to average net assets         0.33%(A)       0.23%(A)       1.49%(A)
Portfolio turnover rate                                               17%            17%            17%


--  Net investment income has been calculated using the average shares method.
*   Commencement of operations
#   Amount is less than $.01 per share.
##  Amount is less than $1,000.
+   Not Annualized
(A) Annualized
(B) The total return for the period ended December 31, 2003 for Series III would have been lower, had operating expenses not been reduced.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                       MONEY MARKET TRUST
                                -------------------------------------------------------------------------------------------------
                                                      SERIES I                                  SERIES II             SERIES III
                                ----------------------------------------------------   ---------------------------   ------------
                                              YEARS ENDED DECEMBER 31,
                                ----------------------------------------------------    YEAR ENDED     1/28/2002*     9/5/2003*
                                                                                       DECEMBER 31,        TO             TO
                                 2003--     2002--     2001--     2000--      1999        2003--      12/31/2002--   12/31/2003--
                                --------   --------   --------   --------   --------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $  10.00   $  10.00   $  10.00   $  10.00   $  10.00     $  10.00       $  10.00       $  10.00
Income from investment
operations:
----------------------------------
        Net investment income
        (loss)                      0.06       0.12       0.34       0.57       0.45         0.04           0.08              -#
                                --------   --------   --------   --------   --------     --------       --------       --------
        Total from investment
        operations                  0.06       0.12       0.34       0.57       0.45         0.04           0.08              -#
                                --------   --------   --------   --------   --------     --------       --------       --------
Less distributions:
-------------------
        Dividends from net
        investment income          (0.06)     (0.12)     (0.34)     (0.57)     (0.45)       (0.04)         (0.08)             -#
                                --------   --------   --------   --------   --------     --------       --------       --------
        Total distributions        (0.06)     (0.12)     (0.34)     (0.57)     (0.45)       (0.04)         (0.08)             -#
                                --------   --------   --------   --------   --------     --------       --------       --------
NET ASSET VALUE, END OF PERIOD  $  10.00   $  10.00   $  10.00   $  10.00   $  10.00     $  10.00       $  10.00       $  10.00
                                ========   ========   ========   ========   ========     ========       ========       ========
        TOTAL RETURN(B)             0.58%      1.18%      3.59%      5.88%      4.60%        0.38%          0.89%+         0.04%+
Net assets, end of period
(000's)                         $1,037,112 $1,415,874 $1,484,694 $950,155   $1,084,859   $183,428       $201,613         $2,152
Ratio of expenses to average
net assets                          0.55%      0.55%      0.55%      0.54%      0.55%        0.75%          0.75%(A)       8.15%(A)
Ratio of expenses to average
net assets after expense
reductions                          0.55%      0.55%      0.55%      0.54%      0.55%        0.75%          0.75%(A)       0.90%(A)
Ratio of net investment income
(loss) to average net assets        0.59%      1.17%      3.38%      5.71%      4.54%        0.38%          0.91%(A)       0.14%(A)

--------------------------------------------------------------------------------

                                                                         SMALL CAP INDEX TRUST
                                       ------------------------------------------------------------------------------------------
                                                         SERIES I                               SERIES II             SERIES III
                                       ---------------------------------------------   ---------------------------   ------------
                                          YEARS ENDED DECEMBER 31,       5/1/2000*      YEAR ENDED     1/28/2002*     9/5/2003*
                                       ------------------------------        TO        DECEMBER 31,        TO             TO
                                        2003--     2002--     2001--    12/31/2000--      2003--      12/31/2002--   12/31/2003--
                                       --------   --------   --------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD   $   8.78   $  11.28   $  11.29     $  12.50       $   8.78       $  11.07       $  11.77
Income from investment operations:
----------------------------------
        Net investment income (loss)       0.06       0.10       0.20         0.46           0.04           0.07           0.01
        Net realized and unrealized
        gain (loss) on investments
        and foreign currency
        transactions                       3.96      (2.52)     (0.03)       (1.26)          3.94          (2.28)          1.02
                                       --------   --------   --------     --------       --------       --------       --------
        Total from investment
        operations                         4.02      (2.42)      0.17        (0.80)          3.98          (2.21)          1.03
                                       --------   --------   --------     --------       --------       --------       --------
Less distributions:
-------------------
        Dividends from net investment
        income                                -      (0.08)     (0.18)       (0.41)             -          (0.08)             -
                                       --------   --------   --------     --------       --------       --------       --------
        Total distributions                   -      (0.08)     (0.18)       (0.41)             -          (0.08)             -
                                       --------   --------   --------     --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD         $  12.80   $   8.78   $  11.28     $  11.29       $  12.76       $   8.78       $  12.80
                                       ========   ========   ========     ========       ========       ========       ========
        TOTAL RETURN(B)                   45.79%    (21.47%)     1.50%       (6.38%)+       45.33%        (19.95%)+        8.75%+

Net assets, end of period (000's)      $136,719    $59,161    $50,280      $34,825        $38,350         $9,714             $6

Ratio of expenses to average net
assets                                     0.58%      0.59%      0.60%        0.65%(A)       0.78%          0.79%(A)      16.49%(A)

Ratio of expenses to average net
assets after expense reductions            0.58%      0.59%      0.60%        0.60%(A)       0.78%          0.79%(A)       0.93%(A)

Ratio of net investment income (loss)
to average net assets                      0.61%      1.05%      1.87%        5.63%(A)       0.39%          0.87%(A)       0.18%(A)

Portfolio turnover rate                      36%        57%        32%           1%            36%            57%            36%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
#    Amount is less than $.01 per share.
+    Not Annualized
(A)  Annualized
(B) The total return for the period ended December 31, 2003 for Series III would have been lower, had operating expenses not been reduced.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                       INTERNATIONAL INDEX TRUST
                                       ------------------------------------------------------------------------------------------
                                                         SERIES I                               SERIES II             SERIES III
                                       ---------------------------------------------   ---------------------------   ------------
                                          YEARS ENDED DECEMBER 31,       5/1/2000*      YEAR ENDED     1/28/2002*     9/5/2003*
                                       ------------------------------        TO        DECEMBER 31,        TO             TO
                                        2003--     2002--     2001--    12/31/2000--      2003--      12/31/2002--   12/31/2003--
                                       --------   --------   --------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD   $   6.96   $   8.52   $  11.11     $  12.50       $   6.96       $   8.15       $   7.96
Income from investment operations:
----------------------------------
       Net investment income (loss)        0.13       0.12       0.12         0.09           0.12           0.05              -#
       Net realized and unrealized
       gain (loss) on investments and
       foreign currency transactions       2.11      (1.58)     (2.61)       (1.32)          2.11          (1.14)          1.24
                                       --------   --------   --------     --------       --------       --------       --------
       Total from investment
       operations                          2.24      (1.46)     (2.49)       (1.23)          2.23          (1.09)          1.24
                                       --------   --------   --------     --------       --------       --------       --------
Less distributions:
-------------------
       Dividends from net investment
       income                             (0.12)     (0.10)     (0.10)       (0.16)         (0.11)         (0.10)         (0.13)
                                       --------   --------   --------     --------       --------       --------       --------
       Total distributions                (0.12)     (0.10)     (0.10)       (0.16)         (0.11)         (0.10)         (0.13)
                                       --------   --------   --------     --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD         $   9.08   $   6.96   $   8.52     $  11.11       $   9.08       $   6.96       $   9.07
                                       ========   ========   ========     ========       ========       ========       ========
       TOTAL RETURN(B)                    32.18%    (17.15%)   (22.41%)      (9.84%)+       32.12%        (13.35%)+       15.57%+
Net assets, end of period (000's)       $82,197    $50,675    $49,673      $49,180        $17,176         $5,338             $3
Ratio of expenses to average net
assets                                     0.62%      0.62%      0.62%        0.65%(A)       0.82%          0.82%(A)      78.84%(A)
Ratio of expenses to average net
assets after expense reductions            0.60%      0.60%      0.60%        0.60%(A)       0.80%          0.80%(A)       0.95%(A)
Ratio of net investment income (loss)
to average net assets                      1.75%      1.57%      1.25%        1.17%(A)       1.57%          0.81%(A)       0.17%(A)
Portfolio turnover rate                      13%         7%        12%           8%            13%             7%            13%

--------------------------------------------------------------------------------

                                                                          MID CAP INDEX TRUST
                                       ------------------------------------------------------------------------------------------
                                                         SERIES I                               SERIES II             SERIES III
                                       ---------------------------------------------   ---------------------------   ------------
                                          YEARS ENDED DECEMBER 31,       5/1/2000*      YEAR ENDED     1/28/2002*     9/5/2003*
                                       ------------------------------        TO        DECEMBER 31,        TO             TO
                                        2003--     2002--     2001--    12/31/2000--      2003--      12/31/2002--   12/31/2003--
                                       --------   --------   --------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD   $  10.82   $  12.82   $  13.11     $  12.50       $  10.81       $  12.80       $  13.31
Income from investment operations:
----------------------------------
       Net investment income (loss)        0.08       0.07       0.11         0.10           0.05           0.05           0.04
       Net realized and unrealized
       gain (loss) on investments and
       foreign currency transactions       3.66      (2.01)     (0.32)        0.77           3.66          (1.98)          1.21
                                       --------   --------   --------     --------       --------       --------       --------
       Total from investment
       operations                          3.74      (1.94)     (0.21)        0.87           3.71          (1.93)          1.25
                                       --------   --------   --------     --------       --------       --------       --------
Less distributions:
-------------------
       Dividends from net investment
       income                                 -      (0.06)     (0.08)       (0.08)             -          (0.06)             -
       Distributions from capital
       gains                                  -          -          -        (0.18)             -              -              -
                                       --------   --------   --------     --------       --------       --------       --------
       Total distributions                    -      (0.06)     (0.08)       (0.26)             -          (0.06)             -
                                       --------   --------   --------     --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD         $  14.56   $  10.82   $  12.82     $  13.11       $  14.52       $  10.81       $  14.56
                                       ========   ========   ========     ========       ========       ========       ========
       TOTAL RETURN(C)                    34.57%    (15.16%)    (1.73%)       7.15%+        34.32%        (15.07%)+        9.39%+
Net assets, end of period (000's)      $145,255    $87,282    $58,197      $32,007        $42,657        $12,810              -##
Ratio of expenses to average net
assets                                     0.58%      0.58%      0.60%        0.69%(A)       0.78%          0.78%(A)     128.76%(A)
Ratio of expenses to average net
assets after expense reductions            0.58%      0.58%      0.60%        0.60%(A)       0.78%          0.78%(A)       0.93%(A)
Ratio of net investment income (loss)
to average net assets                      0.62%      0.58%      0.85%        1.17%(A)       0.42%          0.42%(A)       0.88%(A)
Portfolio turnover rate                       8%        20%        19%          49%             8%            20%             8%

--   Net investment income has been calculated using the average shares method.
*   Commencement of operations
#   Amount is less than $.01 per share.
##  Amount is less than $1,000
+   Not Annualized
(A) Annualized
(B) The total return for the years ended 2003, 2002, 2001 and the period ended December 31, 2000 for Series I, for the year ended 2003 and the period ended December 31, 2002 for Series II and for the period ended December 31, 2003 for Series III would have been lower, had operating expenses not been reduced.
(C) The total return for the period ended December 31, 2000 for Series I and for the period ended December 31, 2003 for Series III would have been lower, had operating expenses not been reduced.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                     TOTAL STOCK MARKET INDEX TRUST
                                       ------------------------------------------------------------------------------------------
                                                         SERIES I                               SERIES II             SERIES III
                                       ---------------------------------------------   ---------------------------   ------------
                                          YEARS ENDED DECEMBER 31,       5/1/2000*      YEAR ENDED     1/28/2002*     9/5/2003*
                                       ------------------------------        TO        DECEMBER 31,        TO             TO
                                        2003--     2002--     2001--    12/31/2000--      2003--      12/31/2002--   12/31/2003--
                                       --------   --------   --------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD   $   7.63   $   9.79   $  11.14     $  12.50       $   7.62       $   9.67       $   9.17
Income from investment operations:
----------------------------------
       Net investment income (loss)        0.09       0.08       0.09         0.08           0.07           0.07           0.03
       Net realized and unrealized
       gain (loss) on investments and
       foreign currency transactions       2.24      (2.16)     (1.36)       (1.33)          2.24          (2.04)          0.76
                                       --------   --------   --------     --------       --------       --------       --------
       Total from investment
       operations                          2.33      (2.08)     (1.27)       (1.25)          2.31          (1.97)          0.79
                                       --------   --------   --------     --------       --------       --------       --------
Less distributions:
-------------------
       Dividends from net investment
       income                                 -      (0.08)     (0.08)       (0.06)             -          (0.08)             -
       Distributions from capital
       gains                                  -          -          -        (0.05)             -              -              -
                                       --------   --------   --------     --------       --------       --------       --------
       Total distributions                    -      (0.08)     (0.08)       (0.11)             -          (0.08)             -
                                       --------   --------   --------     --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD         $   9.96   $   7.63   $   9.79     $  11.14       $   9.93       $   7.62       $   9.96
                                       ========   ========   ========     ========       ========       ========       ========
       TOTAL RETURN(B)                    30.54%    (21.29%)   (11.41%)     (10.04%)+       30.31%        (20.36%)+        8.62%+
Net assets, end of period (000's)      $133,964    $59,970    $73,657      $56,390        $29,972         $6,163             $1
Ratio of expenses to average net
assets                                     0.58%      0.59%      0.59%        0.62%(A)       0.78%          0.79%(A)     122.81%(A)
Ratio of expenses to average net
assets after expense reductions            0.58%      0.59%      0.59%        0.60%(A)       0.78%          0.79%(A)       0.93%(A)
Ratio of net investment income (loss)
to average net assets                      1.05%      0.96%      0.93%        0.93%(A)       0.86%          0.98%(A)       0.96%(A)
Portfolio turnover rate                       6%         4%         5%          16%             6%             4%             6%

--------------------------------------------------------------------------------

                                                                            500 INDEX TRUST
                                       ------------------------------------------------------------------------------------------
                                                         SERIES I                               SERIES II             SERIES III
                                       ---------------------------------------------   ---------------------------   ------------
                                          YEARS ENDED DECEMBER 31,       5/1/2000*      YEAR ENDED     1/28/2002*     9/5/2003*
                                       ------------------------------        TO        DECEMBER 31,        TO             TO
                                        2003--     2002--     2001--    12/31/2000--      2003--      12/31/2002--   12/31/2003--
                                       --------   --------   --------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD   $   7.60   $   9.81   $  11.28     $  12.50       $   7.59       $   9.68       $   8.87
Income from investment operations:
-------------------
       Net investment income (loss)        0.10       0.09       0.09         0.09           0.09           0.08           0.03
       Net realized and unrealized
       gain (loss) on investments and
       foreign currency transactions       2.01      (2.30)     (1.48)       (1.29)          1.99          (2.17)          0.73
                                       --------   --------   --------     --------       --------       --------       --------
       Total from investment
       operations                          2.11      (2.21)     (1.39)       (1.20)          2.08          (2.09)          0.76
                                       --------   --------   --------     --------       --------       --------       --------
Less distributions:
-------------------
       Dividends from net investment
       income                             (0.08)         -#     (0.08)       (0.02)         (0.08)             -#             -
                                       --------   --------   --------     --------       --------       --------       --------
       Total distributions                (0.08)         -#     (0.08)       (0.02)         (0.08)             -#             -
                                       --------   --------   --------     --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD         $   9.63   $   7.60   $   9.81     $  11.28       $   9.59       $   7.59       $   9.63
                                       ========   ========   ========     ========       ========       ========       ========
       TOTAL RETURN(C)                    28.01%    (22.53%)   (12.37%)      (9.57%)+       27.76%        (21.59%)+        8.57%+
Net assets, end of period (000's)      $980,366   $678,414   $772,559     $680,264       $115,826        $38,267            $16
Ratio of expenses to average net
assets                                     0.57%      0.57%      0.57%        0.55%(A)       0.77%          0.77%(A)      11.12%(A)
Ratio of expenses to average net
assets after expense reductions            0.57%      0.57%      0.57%        0.55%(A)       0.77%          0.77%(A)       0.92%(A)
Ratio of net investment income (loss)
to average net assets                      1.22%      1.05%      0.84%        1.08%(A)       1.02%          1.12%(A)       1.09%(A)
Portfolio turnover rate                       1%         6%         1%           6%             1%             6%             1%

--  Net investment income has been calculated using the average shares method.
*   Commencement of operations
#   Amount is less than $.01 per share.
+   Not Annualized
(A) Annualized
(B) The total return for the period ended December 31, 2000 for Series I and for the period ended December 31, 2003 for Series III would have been lower, had operating expenses not been reduced.
(C) The total return for the period ended December 31, 2003 for Series III would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                        SMALL-MID CAP TRUST
                            ----------------------------------------------------------------------------
                                        SERIES I                        SERIES II
                            ---------------------------------   --------------------------   SERIES III
                                YEARS ENDED                         YEAR                     -----------
                               DECEMBER 31,       07/16/2001*      ENDED       11/25/2002*    9/5/2003*
                            -------------------       TO        DECEMBER 31,       TO            TO
                             2003@      2002@     12/31/2001@      2003@       12/31/2002@   12/31/2003@
                            --------   --------   -----------   ------------   -----------   -----------
NET ASSET VALUE, BEGINNING
 OF PERIOD                  $   9.85   $  11.95    $  12.50       $   9.85      $  10.28      $  11.31
Income from investment
operations:
----------------------
       Net investment
       income (loss)           (0.03)     (0.01)        - #          (0.05)          - #         (0.02)
       Net realized and
       unrealized gain
       (loss) on
       investments and
       foreign
       currency
       transactions             2.31      (2.09)      (0.55)          2.30         (0.43)         0.84
                            --------   --------    --------       --------      --------      --------
       Total from
       investment
       operations               2.28      (2.10)      (0.55)          2.25         (0.43)         0.82
                            --------   --------    --------       --------      --------      --------
Less distributions:
-------------------
       Dividends from net
       investment income           -        - #         - #              -             -             -
                            --------   --------    --------       --------      --------      --------
       Total distributions         -        - #         - #              -             -             -
                            --------   --------    --------       --------      --------      --------
NET ASSET VALUE, END OF
PERIOD                      $  12.13   $   9.85    $  11.95       $  12.10      $   9.85      $  12.13
                            ========   ========    ========       ========      ========      ========
       TOTAL RETURN(B)         23.15%    (17.57%)     (4.40%)+       22.84%        (4.18%)+       7.25%+
Net assets, end of period
(000's)                     $103,406    $63,945      $2,890        $55,466       $10,849            $2
Ratio of expenses to
average net assets              1.19%      1.83%       3.09%(A)       1.39%         2.03%(A)      1.54%(A)
Ratio of expenses to
average net assets after
expense reductions              1.19%      1.20%       1.20%(A)       1.39%         1.40%(A)      1.54%(A)
Ratio of net investment
income (loss) to average
net assets                     (0.26%)    (0.09%)      0.01%(A)      (0.44%)       (0.18%)(A)     (0.40%)(A)
Portfolio turnover rate           18%         6%         33%            18%            6%           18%


@   Net investment income has been calculated using the average shares method.
*   Commencement of operations

+   Not Annualized

#   Amount is less than $.01 per share.
(A) Annualized
(B) The total return for the year ended 2002 and the period ended December 31, 2001 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                      INTERNATIONAL EQUITY SELECT TRUST
                                             ------------------------------------------------------------------------------------
                                                           SERIES I                           SERIES II              SERIES III
                                             -------------------------------------   ----------------------------   -------------
                                                  YEARS ENDED
                                                 DECEMBER 31,         07/16/2001*     YEAR ENDED     11/25/2002*      9/5/2003*
                                             ---------------------        TO         DECEMBER 31,        TO              TO
                                             2003--      2002--      12/31/2001--       2003--      12/31/2002--    12/31/2003--
                                             -------   -----------   -------------   ------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 10.62     $12.02         $ 12.50        $  10.62         $10.85         $ 11.62
Income from investment operations:
----------------------------------
       Net investment income (loss)             0.18      (0.02)            - #            0.11          (0.01)          (0.01)
       Net realized and unrealized gain
       (loss) on investments and foreign
       currency transactions                    2.79      (1.38)          (0.48)           2.83          (0.22)           1.98
                                             -------     ------         -------        --------         ------         -------
       Total from investment operations         2.97      (1.40)          (0.48)           2.94          (0.23)           1.97
                                             -------     ------         -------        --------         ------         -------
NET ASSET VALUE, END OF PERIOD               $ 13.59     $10.62         $ 12.02        $  13.56         $10.62         $ 13.59
                                             =======     ======         =======        ========         ======         =======
       TOTAL RETURN (B)                        27.97%    (11.65%)         (3.84%)+        27.68%         (2.12%)+        16.95%+
Net assets, end of period (000's)            $76,708    $49,507          $2,897         $40,650         $8,266              $1
Ratio of expenses to average net assets         1.26%      1.95%           3.27%(A)        1.46%          2.15%(A)        1.61%(A)
Ratio of expenses to average net assets
after expense reductions                        1.20%      1.20%           1.20%(A)        1.40%          1.40%(A)        1.55%(A)
Ratio of net investment income (loss) to
average net assets                              1.56%     (0.15%)          0.06%(A)        0.99%         (1.12%)(A)      (0.31%)(A)
Portfolio turnover rate                            9%         5%              7%              9%             5%              9%

--------------------------------------------------------------------------------

                                                                             HIGH GRADE BOND TRUST
                                               ----------------------------------------------------------------------------------
                                                             SERIES I                          SERIES II              SERIES III
                                               ------------------------------------   ----------------------------   ------------
                                                    YEARS ENDED
                                                   DECEMBER 31,        07/16/2001*     YEAR ENDED     11/25/2002*     9/5/2003*
                                               ---------------------        TO        DECEMBER 31,        TO              TO
                                               2003--      2002--      12/31/2001--      2003--      12/31/2002--    12/31/2003--
                                               -------   -----------   ------------   ------------   -------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 13.77     $12.48        $ 12.50        $  13.77         $13.61        $ 13.63
Income from investment operations:
----------------------------------
       Net investment income (loss)               0.36       0.48           0.26            0.29           0.04           0.04
       Net realized and unrealized gain
       (loss) on investments and foreign
       currency transactions                     (0.19)      0.90           0.14           (0.15)          0.20           0.26
                                               -------     ------        -------        --------         ------        -------
       Total from investment operations           0.17       1.38           0.40            0.14           0.24           0.30
                                               -------     ------        -------        --------         ------        -------
Less distributions:
-------------------
       Dividends from net investment income      (0.01)     (0.07)         (0.26)          (0.01)         (0.06)             -
       Distributions from capital gains              -      (0.02)         (0.16)              -          (0.02)             -
                                               -------     ------        -------        --------         ------        -------
       Total distributions                       (0.01)     (0.09)         (0.42)          (0.01)         (0.08)             -
                                               -------     ------        -------        --------         ------        -------
NET ASSET VALUE, END OF PERIOD                 $ 13.93     $13.77        $ 12.48        $  13.90         $13.77        $ 13.93
                                               =======     ======        =======        ========         ======        =======
       TOTAL RETURN(C)                            1.20%     11.01%          3.21%+          0.99%          1.77%+         2.20%+
Net assets, end of period (000's)              $115,165   $77,953         $3,254         $63,688        $14,653             $7
Ratio of expenses to average net assets           0.80%      1.44%          2.72%(A)        1.00%          1.64%(A)       1.15%(A)
Ratio of expenses to average net assets after
expense reductions                                0.80%      0.85%          0.85%(A)        1.00%          1.05%(A)       1.15%(A)
Ratio of net investment income (loss) to
average net assets                                2.61%      3.65%          4.44%(A)        2.11%          3.37%(A)       1.00%(A)
Portfolio turnover rate                            661%       290%           353%            661%           290%           661%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
#    Amount is less than $.01 per share.
+    Not Annualized
(A)  Annualized
(B) The total return for the years ended 2003 and 2002 and the period ended December 31, 2001 for Series I, for the year ended 2003 and the period ended December 31, 2002 for Series II and for the period ended December 31, 2003 for Series III would have been lower, had operating expenses not been reduced.
(C) The total return for year ended 2002 and the period ended December 31, 2001 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                   SMALL-MID CAP GROWTH TRUST
                                                               ----------------------------------
                                                                   YEARS ENDED
                                                                  DECEMBER 31,       07/16/2001*
                                                               -------------------        TO
                                                                2003--     2002--    12/31/2001--
                                                               --------   --------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   7.31   $  11.13     $  12.50
Income from investment operations:
----------------------------------
        Net investment income (loss)                              (0.06)     (0.03)       (0.01)
        Net realized and unrealized gain (loss) on
       investments and foreign currency transactions               2.82      (3.79)       (1.36)
                                                               --------   --------     --------
        Total from investment operations                           2.76      (3.82)       (1.37)
                                                               --------   --------     --------
NET ASSET VALUE, END OF PERIOD                                 $  10.07   $   7.31     $  11.13
                                                               ========   ========     ========
        TOTAL RETURN(B)                                           37.76%    (34.32%)     (10.96%)+
Net assets, end of period (000's)                                $2,625     $1,848       $2,678
Ratio of expenses to average net assets                            2.22%      3.93%        3.18%(A)
Reductions                                                         1.05%      1.05%        1.05%(A)
Ratio of net investment income (loss) to average net assets       (0.65%)    (0.37%)      (0.29%)(A)
Portfolio turnover rate                                             183%       226%         194%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
+    Not Annualized
(A)  Annualized
(B) The total return for the years ended 2003 and 2002 and the period ended December 31, 2001, would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                         SELECT GROWTH TRUST
                                                              ------------------------------------------
                                                                      YEAR ENDED
                                                                     DECEMBER 31,           07/16/2001*
                                                              ---------------------------        TO
                                                                 2003--         2002--      12/31/2001--
                                                              ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   8.24       $  11.88       $  12.50
Income from investment operations:
----------------------------------
        Net investment income (loss)                                   -#         (0.02)             -#
        Net realized and unrealized gain (loss) on
       investments and foreign currency transactions                2.13          (3.62)         (0.62)
                                                                --------       --------       --------
        Total from investment operations                            2.13          (3.64)         (0.62)
                                                                --------       --------       --------
Less distributions:
-------------------
        Dividends from net investment income                           -#             -#             -
                                                                --------       --------       --------
        Total distributions                                            -#             -#             -
                                                                --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                  $  10.37       $   8.24       $  11.88
                                                                ========       ========       ========
        TOTAL RETURN(B)                                            25.87%        (30.64%)        (4.96%)+
Net assets, end of period (000's)                                 $2,990         $2,170         $2,883
Ratio of expenses to average net assets                             1.95%          3.72%          3.05%(A)
reductions                                                          1.05%          1.05%          1.05%(A)
Ratio of net investment income (loss) to average net assets         0.01%         (0.20%)         0.01%(A)
Portfolio turnover rate                                               67%            49%            54%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
#    Amount is less than $.01 per share.
+    Not Annualized
(A)  Annualized
(B) The total return for the years ended 2003 and 2002 and the period ended December 31, 2001, would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                   GLOBAL EQUITY SELECT TRUST
                                                              -------------------------------------
                                                                   YEARS ENDED
                                                                   DECEMBER 31,        07/16/2001*
                                                              ----------------------        TO
                                                               2003--      2002--      12/31/2001--
                                                              --------   -----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.42    $  12.20       $ 12.50
Income from investment operations:
----------------------------------
        Net investment income (loss)                              0.16        0.12          0.02
        Net realized and unrealized gain (loss) on
       investments and foreign currency transactions              2.11       (1.78)        (0.32)
                                                              --------    --------       -------
        Total from investment operations                          2.27       (1.66)        (0.30)
                                                              --------    --------       -------
Less distributions:
-------------------
        Dividends from net investment income                     (0.15)      (0.12)            -
                                                              --------    --------       -------
        Total distributions                                      (0.15)      (0.12)            -
                                                              --------    --------       -------
NET ASSET VALUE, END OF PERIOD                                $  12.54    $  10.42       $ 12.20
                                                              ========    ========       =======
        TOTAL RETURN(B)                                          21.79%     (13.61%)       (2.40%)+
Net assets, end of period (000's)                               $3,134      $2,558        $2,940
Ratio of expenses to average net assets                           2.03%       3.71%         3.19%(A)
Ratio of expenses to average net assets after expense
reductions                                                        1.20%       1.20%         1.20%(A)
Ratio of net investment income (loss) to average net assets       1.43%       1.07%         0.39%(A)
Portfolio turnover rate                                             24%         18%            0%(A)

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
+    Not Annualized
(A)  Annualized
(B) The total return for the years ended 2003 and 2002 and the period ended December 31, 2001, would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                        CORE VALUE TRUST
                                                              -------------------------------------
                                                                   YEARS ENDED
                                                                   DECEMBER 31,        07/16/2001*
                                                              ----------------------        TO
                                                               2003--      2002--      12/31/2001--
                                                              --------   -----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   9.35    $  11.87       $ 12.50
Income from investment operations:
----------------------------------
        Net investment income (loss)                              0.04        0.05          0.03
        Net realized and unrealized gain (loss) on
       investments and foreign currency transactions              2.19       (2.52)        (0.63)
                                                              --------    --------       -------
        Total from investment operations                          2.23       (2.47)        (0.60)
                                                              --------    --------       -------
Less distributions:
-------------------
        Dividends from net investment income                     (0.03)      (0.05)        (0.03)
                                                              --------    --------       -------
        Total distributions                                      (0.03)      (0.05)        (0.03)
                                                              --------    --------       -------
NET ASSET VALUE, END OF PERIOD                                $  11.55    $   9.35       $ 11.87
                                                              ========    ========       =======
        TOTAL RETURN(B)                                          23.89%     (20.82%)       (4.81%)+
Net assets, end of period (000's)                               $3,392      $2,491        $2,906
Ratio of expenses to average net assets                           1.80%       3.53%         3.10%(A)
Reductions                                                        1.05%       1.05%         1.05%(A)
Ratio of net investment income to average net assets              0.37%       0.45%         0.58%(A)
Portfolio turnover rate                                             44%         51%           35%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
+    Not Annualized
(A)  Annualized
(B) The total return for the years ended 2003 and 2002 and the period ended December 31, 2001, would have been lower, had operating expenses not been reduced.

ADDITIONAL INFORMATION

     Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

     Additional information about the Trust is also contained in the Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus. The annual and semi-annual reports, the Statement of Additional Information and other information about the Trust are available upon request and without charge by writing the Trust at 73 Tremont Street, Boston, MA 02108 or calling the Trust at (800) 344-1029. Shareholder inquiries should also be directed to this address and phone number.

     Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section in Washington D.C. 20549-0102.


       The Trust's Investment Company and 1933 Act File Numbers are 811-4146 and
                                                                         2-94157
                                                                   MIT.PRO5/2004